Semiannual Report as of September 30, 2001

Evergreen

Balanced Funds

Evergreen Funds℠
SINCE 1932
The First Family of Mutual Funds

Table of Contents

Letter to Shareholders	1	Financial Highlights
		Evergreen Balanced Fund	16
Evergreen Balanced Fund	2	Evergreen Foundation Fund	18
Fund at a Glance	3	Evergreen Tax Strategic Foundation Fund	20
Portfolio Manager Interview		Schedules of Investments
	7	Evergreen Balanced Fund	22
Evergreen Foundation Fund	8	Evergreen Foundation Fund	31
Fund at a Glance		Evergreen Tax Strategic Foundation Fund	38
Portfolio Manager Interview	11	Combined Notes to Schedules of Investments	46
	12	Statements of Assets and Liabilities	47
Evergreen Tax Strategic Foundation Fund		Statements of Operations	48
Fund at a Glance		Statements of Changes in Net Assets	49
Portfolio Manager Interview		Combined Notes to Financial Statements	51

Evergreen Funds

Evergreen Funds is one of the nation’s fastest growing investment companies with more than $90 billion in assets under management.

With over 80 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broad range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to Evergreen Funds to provide a distinctive level of service and excellence in investment management.

This semiannual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:	NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen Distributor, Inc.
Evergreen FundsSM is a service mark of Evergreen Investment Services, Inc.

Letter to Shareholders

November 2001

William M. Ennis President and CEO	Dennis H. Ferro Chief Investment Officer

Dear Evergreen Shareholders,

We are pleased to provide the Evergreen Balanced Funds semiannual report, which covers the six-month period ended September 30, 2001.

The six-month period that concluded at the end of September was one of the most challenging for investors in recent memory. As the economy continued to slide, corporate profits declined with it, and the prospect for a large fiscal surplus began to diminish. With the Federal Reserve seeing little inflation in reported producer and consumer statistics, it continued its aggressive policy of monetary easing through several interest rate cuts. While the slide in corporate profits and the slowing economy brought equity prices lower, the bond market was providing positive returns as a result of the Fed’s action. The consumer used lower rates to maintain a reasonably robust housing and auto market, despite an increasing rate in corporate layoffs.

While these trends continued as we moved through the third quarter, the terrible events of September 11 accelerated these trends through the end of the month. We were personally deeply disturbed by the destruction of the World Trade Center and lost both colleagues and friends in this tragedy.

Looking past these trends and events, we believe we are in the trough of a normal business cycle and the monetary and fiscal policy steps being taken will permit the economy to recover. Accordingly, we remain convinced that the stage is being set for a period of meaningful economic growth. With low inflation, a return to an improving fiscal surplus and a positive rebound in corporate profits, balanced funds should provide attractive risk adjusted returns in the period ahead. The key will be the patience required by investors as we wait for the economy to return to more normal levels of growth.

The Importance of Diversification

An environment like the past six months offers many reasons for building a diversified portfolio rather than trying to predict the market’s movements. Diversification provides exposure to many different opportunities while reducing the risk of any single investment or strategy.

We invite you to visit our enhanced website, www.EvergreenInvestments.com, for more information about Evergreen Funds. Please be sure to check out our online shareholder newsletter, Evergreen Events. Thank you for your continued investment in Evergreen Funds.

Sincerely,

William M. Ennis
President & CEO
Evergreen Investment Company, Inc.

Dennis H. Ferro
Chief Investment Officer
Evergreen Investment Management Company

EVERGREEN
Balanced Fund
Fund at a Glance as of September 30, 2001

"We expect the market to remain
volatile in the short run, but we
believe the economy should avoid
falling into the type of catastrophic
recession implied by the current
prices of corporate bonds."

Portfolio
Management

Evergreen Investment Management Company’s Large Cap Growth Team Tenure: November 1999	Tattersall Team Tenure: May 2001

PERFORMANCE AND RETURNS2

Portfolio Inception Date: 9/11/1935	Class A	Class B	Class C	Class I**
Class Inception Date	1/20/1998	9/11/1935	1/22/1998	1/26/1998

6 months with sales charge	–11.28%	–10.73%	–8.05%	n/a

6 months w/o sales charge	–5.84%	–6.08%	–6.19%	–5.73%

Average Annual Returns *

1 year with sales charge	–20.45%	–19.66%	–17.64%	n/a

1 year w/o sales charge	–15.60%	–16.15%	–16.24%	–15.39%

5 years	5.60%	6.08%	6.28%	7.06%

10 years	7.74%	8.09%	8.08%	8.48%

Maximum Sales Charge	5.75%	5.00%	2.00%	n/a
	Front End	CDSC	CDSC

30-day SEC Yield	2.06%	1.43%	1.43%	2.45%

6-month income dividends per share	$0.10	$0.07	$0.07	$0.11

*	Adjusted for maximum applicable sales charge unless noted.
**	Effective at the close of business on May 11, 2001, Class Y shares of the fund were renamed as Institutional shares (Class I).

Comparison of a $10,000 investment in Evergreen Balanced Fund Class A shares2, versus a similar investment in the Standard & Poor’s 500 Index (S&P 500), the Lehman Brothers Aggregate Bond Index (LBABI) and the Consumer Price Index (CPI).

The S&P 500 and the LBABI are unmanaged market indexes which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1

Morningstar’s Style Box is based on a portfolio date as of 9/30/2001.

The Equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio as well as the size of the companies in which it invests, or median market capitalization.

The Fixed-Income Style Box placement is based on a fund’s average effective maturity or duration and the average credit rating of the bond portfolio.

1Source: 2001 Morningstar, Inc.

2Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes A, C and I prior to their inception is based on the performance of Class B, the original class offered. These historical returns for Classes A and I have not been adjusted to reflect the effect of each class’ 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay 12b-1 fees. If these fees had been reflected, returns for Classes A and I would have been higher.

Class I shares are only available to investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor’s affiliates): through special arrangements entered into on behalf of the Evergreen Funds with certain financial service firms; certain institutional investors; and persons who owned Class Y shares in a registered name in an Evergreen Fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of September 30, 2001 and is subject to change.

EVERGREEN
Balanced Fund
Portfolio Manager Interview

How did the fund perform?

Evergreen Balanced Fund Class A shares had a total return of -5.84% for the six-month period ended September 30, 2001. Fund returns are before the deduction of any applicable sales charges. During the same period, the S&P 500 Index, a benchmark for stock investing, fell by 9.69%, while the Lehman Brothers Aggregate Bond Index rose by 5.20%. The median return of balanced mutual funds for the six-month period was -4.61%, according to Lipper, Inc., an independent monitor of mutual fund performance.

Portfolio
Characteristics

(as of 9/30/2001)

Total Net Assets	$1,023,859,589

Number of Holdings	198

Beta	0.51

P/E Ratio	24.0x

Effective Maturity	7.4 years

Average Duration	4.6 years

Average Credit Quality	AA

What were the principal factors affecting performance?

In a period of deteriorating economic growth and heightened national concern about security as well as economic issues in the wake of the September 11 terrorist attacks, bonds substantially outperformed stocks. Stock investors worried about disappointing earnings and the length of the economic slump. In the fixed income markets, the aggressive actions of the Federal Reserve in cutting short-term rates to stimulate the economy resulted in short- and intermediate-term securities substantially outperforming longer maturity securities. Corporate bonds and mortgages tended to outperform Treasuries until the terrorist attacks. But after September 11, corporate securities fell sharply amidst the general anxiousness of investors about the economy.

The fund’s balanced strategy helped mute the worst effects of the stock market’s volatility. At the end of the period, on September 30, the fund’s asset allocation was about 53% equities and 47% fixed income.

What were the principal strategies in managing the equity investments?

We positioned our stock holdings relatively defensive, concentrating on companies with predictable earnings, quality managements and established competitive positions. In general, we underweighted the more highly volatile parts of the market. In technology, we de-emphasized hardware and software companies while focusing on technology-related services companies with regularly recurring revenues and earnings. We believed that even in a poor economic environment, these companies could do relatively well as their corporate customers rely on highly efficient specialists for large data processing needs. With this defensive orientation, our technology positions were positive contributors to performance. Our investments included Affiliated Computer Services, a business processing outsourcing company, and Concord EFS, an electronic transaction processor.

EVERGREEN
Balanced Fund
Portfolio Manager Interview

Consistent with our defensive posture and focus on areas with predictable earnings, we overweighted healthcare stocks, although we generally underweight the very large pharmaceutical companies because we saw few potential catalysts for earnings growth. Significant healthcare investments included Mylan Labs, a generic drug manufacturer, St. Jude Medical, a leader in medical technology, Baxter International, a specialist in hospital supplies, and First Health Group Corp., a managed healthcare company. All were positive performers for the fund.

Our overweighted position in consumer discretionary also supported the fund’s relative performance. Leading investments included Family Dollar, a discount retailer, and Barnes and Noble, which is benefiting from its acquisition of a videogame retailing chain.

However, we were disappointed by the performance of our financial services holdings. We maintained a healthy exposure to large-cap, quality companies in the industry, but they were a drag on performance as investors preferred stocks in more cyclical industries. Bank of New York, which made a surprise announcement that it failed to meet its earnings expectations, and Providian, a large credit card company, were two disappointments. Both positions were eliminated.

Following the terrorist attacks of September 11, we did make some adjustments, selling some consumer discretionary stocks while acquiring shares of defense contractors such as L3 Communications and Raytheon. We also increased our exposure to insurance-related companies such as A.J. Gallagher, Chubb and St. Paul, which should benefit from an increase in pricing power of commercial property-and-casualty insurers.

Top 5 Sectors
Equity

(as a percentage of 9/30/2001 net assets)

Industrials	10.0%

Healthcare	9.2%

Financials	8.5%

Information Technology	7.4%

Consumer Discretionary	6.0%

Top 10
Equity Holdings

(as a percentage of 9/30/2001 net assets)

General Electric Co.	2.4%

Exxon Mobil Corp.	2.0%

Pfizer, Inc.	1.7%

Wal-Mart Stores, Inc.	1.3%

Johnson & Johnson Co.	1.3%

Citigroup, Inc.	1.2%

SBC Communications, Inc.	1.1%

International Business Machines Corp.	1.1%

Microsoft Corp.	1.1%

PepsiCo., Inc.	1.1%

What were the principal strategies in managing the fixed income portfolio?

We had an environment in which the dominant factor was the aggressive actions of the Federal Reserve in lowering rates. This resulted in strong returns by most short- and intermediate-term securities, which tended to outperform long-term maturity bonds as short-term rates fell far faster than long-term rates. During the six months, for example, the yield on the three-month Treasury

EVERGREEN
Balanced Fund
Portfolio Manager Interview

Bill fell by two percentage points (200 basis points), while the yield on the 30-year Treasury Bond fell by just seven-hundredths of a percentage point, or seven basis points. Within sectors, until September 11, the backdrop of falling short-term rates tended to lift the values of most corporate and mortgage-backed securities, as investors believed increased liquidity in the market eventually would lead to an economic rebound. However, corporate and mortgage-backed securities fell sharply in value after September 11 as investors fled to higher-quality Treasuries amid heightened concerns about the economy.

Our response to the market events after September 11 was to increase the portfolio’s weightings in corporate and mortgage-backed securities. We believed the emerging consensus among government decision-makers in Washington in support of both aggressive monetary and fiscal policies to stimulate growth increased the likelihood that the economy would rebound. At the same time, corporate bonds and mortgage-backed securities had fallen to values consistent with a prolonged recessionary outlook, making them excellent values relative to other types of fixed income investments.

By the end of the fiscal period on September 30, we had substantially overweighted corporate bonds and mortgage-backed securities, while underweighting Treasuries. We had allocated 50% of fixed income assets to mortgages (versus 38% for the benchmark) and 33% to corporates (versus 26% in the benchmark.) Among our corporate holdings, 26% of fixed income assets were invested in investment-grade bonds and 7% in high yield. We also had invested 13% in Treasuries and 1% in asset-backed securities.

The portfolio’s duration, a measure of sensitivity to changes in interest rates, was very close to that of its benchmark, at 4.6 years, while average credit quality was AA.

Top 5 Sectors
Bonds

(as a percentage of 9/30/2001 net assets)

Mortgage-Backed Securities	17.0%

Financials	6.8%

U.S. Treasury Obligations	6.1%

Collateralized Mortgage Obligations	4.5%

Consumer Discretionary	2.4%

Top 5
Bond Holdings

(as a percentage of 9/30/2001 net assets)

	Coupon	Maturity

FLHMC	6.00%	TBA	4.0%

U.S. Treasury Bonds	6.25%	8/15/2023	3.6%

U.S. Treasury Notes	5.875%	11/15/2004	2.1%

FNMA	7.50%	3/1/2031	2.0%

FNMA	7.50%	5/1/2016	1.4%

What is the fixed income outlook?

We expect the market to remain volatile in the short run, but we believe the economy should avoid falling into the type of catastrophic recession implied by the current prices of corporate bonds. Over time, we expect that the volatility will be reduced, and both mortgages and corporate securities should have the potential to do well as signs of economic stabilization and growth reappear. We think the fixed income portfolio is well positioned for this environment.

EVERGREEN
Balanced Fund
Portfolio Manager Interview

What is the equity outlook?

We see reasons for improving performance by stocks. We believe the growing consensus of federal decision-makers to stimulate growth should lead to economic improvement and a return to corporate profit growth. Historically, the stock market tends to move ahead of the economy, increasing the chances that stock prices may rebound even faster than gross domestic product. With more than $2 trillion currently sitting in very low-yielding money market investments, there is ample money available to be invested in stocks when investors start regaining confidence.

EVERGREEN
Foundation Fund
Fund at a Glance as of September 30, 2001

“Despite concerns about short-
term events, we believe the current
economic climate more closely
resembles the start of a recovery
than it did six months earlier.”

Portfolio
Management

Tattersall Team Tenure: May 2001	Evergreen Investment Management Company’s Equity Team Tenure: August 1999

PERFORMANCE AND RETURNS2

Portfolio Inception Date: 1/2/1990	Class A	Class B	Class C	Class I**
Class Inception Date	1/3/1995	1/3/1995	1/3/1995	1/2/1990

6 months with sales charge	–10.39%	–9.95%	–7.13%	n/a

6 months w/o sales charge	–4.89%	–5.24%	–5.24%	–4.77%

Average Annual Returns *

1 year with sales charge	–22.77%	–22.53%	–20.21%	n/a

1 year w/o sales charge	–18.04%	–18.63%	–18.65%	–17.83%

5 years	5.77%	5.92%	6.23%	7.29%

10 years	10.28%	10.36%	10.34%	11.11%

Maximum Sales Charge	5.75%	5.00%	2.00%	n/a
	Front End	CDSC	CDSC

30-day SEC Yield	1.48%	0.82%	0.82%	1.82%

6-month income dividends per share	$0.16	$0.10	$0.10	$0.18

*	Adjusted for maximum applicable sales charge unless noted.
**	Effective at the close of business on May 11, 2001, Class Y shares of the fund were renamed as Institutional shares (Class I).

Comparison of a $10,000 investment in Evergreen Foundation Fund Class A shares2, versus a similar investment in the Standard & Poor’s 500 Index (S&P 500), the Lehman Brothers Aggregate Bond Index (LBABI) and the Consumer Price Index (CPI).

The S&P 500 and LBABI are unmanaged market indexes which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1

Morningstar’s Style Box is based on a portfolio date as of 9/30/2001.

The Equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio as well as the size of the companies in which it invests, or median market capitalization.

The Fixed-Income Style Box placement is based on a fund’s average effective maturity or duration and the average credit rating of the bond portfolio.

1Source: 2001 Morningstar, Inc.

2Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I, the original class offered. These historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class’ 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay 12b-1 fees. If these fees had been reflected, returns would have been lower. Returns reflect expense limits previously in effect, without which returns would have been lower.

Class I shares are only available to investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor’s affiliates): through special arrangements entered into on behalf of the Evergreen Funds with certain financial service firms; certain institutional investors; and persons who owned Class Y shares in a registered name in an Evergreen Fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

U.S. government guarantees apply only to the underlying securities of the fund’s portfolio and not to the fund’s shares.

All data is as of September 30, 2001 and is subject to change.

EVERGREEN
Foundation Fund
Portfolio Manager Interview

How did the fund perform?

Evergreen Foundation Fund Class A shares had a total return of -4.89% for the six-month period ended September 30, 2001. Fund returns are before deduction of any applicable sales charges. During the same six-month period, the S&P 500 Index, a benchmark for stock market investing, fell 9.69% while the Lehman Brothers Aggregate Bond Index, a benchmark for fixed income investing, rose 5.20%. The median return of balanced funds during the same six months was -4.61%, according to Lipper, Inc., an independent monitor of mutual fund performance.

Portfolio
Characteristics

(as of 9/30/2001)

Total Net Assets	$2,407,645,808

Number of Holdings	159

Beta	0.59

P/E Ratio	26.6x

Effective Maturity	7.3 years

Average Duration	4.7 years

Average Credit Quality	AAA

What was the investment environment like during the six months?

Stock prices continued to fall after corporate profits, reflecting the end of an economic cycle, declined with a backdrop of slowing economic growth. The September 11 terrorist attacks accelerated and emphasized these trends, which were well in place even before the tragic events. In this environment, bonds and cash outperformed equities. Within the stock market, large company stocks trailed mid-cap and small-cap stocks in performance. In the fixed income market, high-quality bonds, including government securities, tended to outperform lower-rated securities with more credit risk.

Responding to the first evidence of a slowing economy, the Federal Reserve started moving quickly in early 2001 to stimulate growth by reducing short-term interest rates and thereby lowering the cost of capital. By the end of September 2001, the Fed had cut rates eight separate times, by a total of 3.5%. As short-term rates fell, the relationship between long-term and short-term yields returned to a more normal pattern, with a widening gap between long-term and short-term rates. Late in the year, the possibility of new fiscal actions increased the chances of stabilization in the economy. The government was considering both further tax cuts and new stimulative spending programs.

Top 5 Sectors
Equity

(as a percentage of 9/30/2001 net assets)

Healthcare	12.1%

Financials	9.0%

Information Technology	6.9%

Consumer Discretionary	6.1%

Industrials	5.8%

EVERGREEN
Foundation Fund
Portfolio Manager Interview

Top 10
Equity Holdings

(as a percentage of 9/30/2001 net assets)

General Electric Co.	2.4%

Pfizer, Inc.	1.8%

Citigroup, Inc.	1.7%

Microsoft Corp.	1.6%

Wal-Mart Stores, Inc.	1.3%

Johnson & Johnson Co.	1.2%

Intel Corp.	1.2%

Bank of America Corp.	1.2%

Philip Morris Companies, Inc.	1.1%

AOL Time Warner, Inc.	1.1%

What types of investments helped fund performance during the six months?

The fact that the fund is a balanced fund, with healthy exposures to fixed income securities as well as equity investments, helped performance because the fixed income market performed positively while equities generally lost value.

Within the fixed income portion of the portfolio, we typically have emphasized very high quality corporate and mortgage securities as well as government securities, which tended to be the better-performing sectors. At the close of the fiscal period on September 30, 2001, approximately 50% of fund assets were invested in fixed income securities. This is a relatively defensive positioning when compared to our normal allocation of 60% equities and 40% fixed income.

Within the equity portion of the portfolio, the best performance was realized by our investments in the healthcare, telecommunication services and consumer staples sectors.

Johnson & Johnson, the diversified healthcare company, was the top-performing stock in the fund, ending the period close to an all-time high despite the challenging equity environment. In pharmaceuticals, products such as Risperdal and Esprex/Procrit supported Johnson & Johnson’s earnings, while the medical device division also added to the company’s performance. AmerisourceBergen, the result of the merger of two major pharmaceutical distributors, and Baxter International, a leader in medical products, also were two strong contributors to fund performance.

The defensive nature of the telecommunication services sector helped that group’s stocks in a time of economic uncertainty. The fund gained from its holdings in companies such as SBC Communications, Sprint PCS and Verizon Communications. AT&T also supported fund performance as the potential sale of its cable television assets supported the company’s stock price.

Among consumer staples holdings, the fund enjoyed good performance from PepsiCo, Philip Morris and Proctor & Gamble. PepsiCo completed its acquisition of Quaker Oats, which increases the potential for continued earnings growth. Philip Morris continued to maintain its market leadership in both cigarettes and foods, while Proctor & Gamble benefited from its mix of business and evidence that its restructuring program was yielding positive effects.

Top 5 Sectors
Bonds

(as a percentage of 9/30/2001 net assets)

Mortgage-Backed Securities	18.9%

U.S Treasury Obligations	13.2%

Asset-Backed Securities	1.6%

Consumer Discretionary	2.4%

Yankee Obligations	0.6%

EVERGREEN
Foundation Fund
Portfolio Manager Interview

Top 5
Bond Holdings

(as a percentage of 9/30/2001 net assets)

	Coupon	Maturity

U.S. Treasury Bonds	6.25%	08/15/2023	5.9%

FHLMC	6.00%	TBA	5.8%

U.S. Treasury Notes	6.00%	08/15/2009	2.4%

U.S. Treasury Notes	5.875%	11/15/2004	2.4%

FNMA	5.125%	02/13/2004	2.3%

What types of investments detracted from performance?

Information technology was the worst-performing sector for the fund. Software, which previously had been an area of emphasis, underperformed the market. High stock valuations and declining business prospects lowered its sales prospects. Moreover, Microsoft, the industry leader, continued to be troubled by legal questions in Europe despite apparent progress in its anti-trust case in the United States. Microsoft and Intel, which is the industry leader in semiconductors, both were hurt by a slowdown in personal computer sales.

Consumer discretionary stocks also underperformed. The weakening economy and declining consumer confidence caused investors to reassess prospects for this sector. Among the companies that were disappointing were AOL Time-Warner, hurt by declining advertising revenue, and Home Depot, which endured weakening sales throughout the summer.

Declines in the capital markets undermined the financial services holdings such as Citigroup, JP Morgan Chase, American International Group and Charles Schwab.

What is your investment outlook?

Despite concerns about short-term events, we believe the current economic climate more closely resembles the start of a recovery than it did six months earlier. Bond yields have returned to their normal relationship, while the Federal Reserve has maintained an aggressive monetary policy favoring economic expansion and the federal government appears serious about providing fiscal stimulation.

Unless some other factor undermines consumer confidence, we believe the tragic events of September 11 may actually accelerate a potential economic recovery. As a result, we have positioned our equity portfolio to increase the emphasis on economically sensitive industries that tend to do well in economic expansions, while continuing to emphasize high-quality fixed income securities. Our target asset allocation is slightly conservative, at 57% equities and 43% bonds.

EVERGREEN
Tax Strategic Foundation Fund
Fund at a Glance as of September 30, 2001

“Our objective is long-term growth
in capital with a strategy that seeks
to minimize both taxable capital
gains and taxable current income.”

Portfolio
Management

Mathew W. Kiselak Tenure: September 2000	Evergreen Investment Management Company’s Equity Team Tenure: September 2001

PERFORMANCE AND RETURNS2

Portfolio Inception Date 11/2/1993	Class A	Class B	Class C	Class I***
Class Inception Date	1/17/1995	1/6/1995	3/3/1995	11/2/1993

6 months with sales charge	–8.85%	–8.43%	–5.57%	n/a

6 months w/o sales charge	–3.27%	–3.65%	–3.65%	–3.20%

Average Annual Returns *

1 year with sales charge	–16.66%	–16.60%	–13.96%	n/a

1 year w/o sales charge	–11.60%	–12.27%	–12.23%	–11.41%

5 years	3.90%	4.03%	4.38%	5.42%

Since Portfolio Inception	7.57%	7.73%	7.72%	8.63%

Maximum Sales Charge	5.75%	5.00%	2.00%	n/a
	Front End	CDSC	CDSC

30-day SEC Yield	1.93%	1.29%	1.29%	2.30%

Tax Equivalent Yield**	2.94%	1.96%	1.96%	3.50%

6-month income dividends per share	$0.17	$0.11	$0.11	$0.19

*	Adjusted for maximum applicable sales charge.
**	Assumes maximum 38.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.
***	Effective at the close of business on May 11, 2001, Class Y shares of the fund were renamed as Institutional shares (Class I).

Comparison of a $10,000 investment in Evergreen Tax Strategic Foundation Fund Class A shares2, versus a similar investment in the Standard & Poor’s 500 Index (S&P 500), the Lehman Brothers Municipal Bond Index (LBMBI) and the Consumer Price Index (CPI).

The S&P 500 and LBMBI are unmanaged market indexes which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1

Morningstar’s Style Box is based on a portfolio date as of 9/30/2001.

The Equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio as well as the size of the companies in which it invests, or median market capitalization.

The Fixed-Income Style Box placement is based on a fund’s average effective maturity or duration and the average credit rating of the bond portfolio.

1Source: 2001 Morningstar, Inc.

2Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I, the original class offered. These historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class’ 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay 12b-1 fees. If these fees had been reflected, returns would have been lower. Returns reflect expense limits previously in effect, without which returns would have been lower.

Class I shares are only available to investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor’s affiliates): through special arrangements entered into on behalf of the Evergreen Funds with certain financial service firms; certain institutional investors; and persons who owned Class Y shares in a registered name in an Evergreen Fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

The fund’s yield will fluctuate, and there can be no guarantee that the fund will achieve its objective or any particular tax-exempt yield. Income may be subject to federal alternative minimum tax.

All data is as of September 30, 2001 and is subject to change.

EVERGREEN
Tax Strategic Foundation Fund
Portfolio Manager Interview

How did the fund perform?

Evergreen Tax Strategic Foundation Fund’s Class A shares had a total return of -3.27% for the six-month period ended September 30, 2001. Fund returns are before the deduction of any applicable sales charges. The median return of balanced funds during the six months was -4.61%, according to Lipper, Inc., an independent monitor of mutual fund performance. During the same six-month period, the S&P 500, a benchmark for stock market investing, fell 9.69% while the Lehman Brothers Municipal Bond Index, a benchmark for municipal bond investing, rose 3.48%.

Portfolio
Characteristics

(as of 9/30/2001)

Total Net Assets	$210,752,138

Number of Holdings	164

Beta	0.42

P/E Ratio	34.2x

Effective Maturity	8.3 years

Average Duration	6.5 years

Average Credit Quality	AAA

What was the investment environment like during the six months?

Reflecting the end of an economic cycle, growth continued to slow, eroding corporate profits and dragging down stock prices. The Federal Reserve Board tried to stimulate the economy with repeated cuts in short-term interest rates, thereby lowering the cost of capital for business. The September 11 terrorist attacks accelerated and emphasized the negative trends in the markets. Following the September tragedy, the Federal Reserve moved even more aggressively with further rate cuts, while Congress and the President considered fiscal actions, including accelerated tax cuts and increased spending, to revive the economy.

In this environment, bonds, including the municipal securities we emphasize in our fixed income portfolio, outperformed equities. Within the stock market, large company stocks trailed mid-cap and small-cap stocks in performance. In the municipal bond market, most of the performance came from the current income generated by interest from bond holdings, rather than from price changes.

What type of investments helped performance during the six months?

The fact that the fund is a balanced fund, with healthy exposures to both municipal bond and equity investments, clearly helped performance, as the fixed income market performed positively while equities generally lost value. At the end of the fiscal period, on September 30, approximately 43% of net assets were invested in stocks and about 56% were invested in municipal securities, with the remainder in cash.

EVERGREEN
Tax Strategic Foundation Fund
Portfolio Manager Interview

How did the fund’s fixed income investments influence performance?

Our municipal bond holdings helped the fund, as performance paralleled the municipal bond market. We continued to focus principally on very high quality securities. Average credit quality was the highest: AAA. We did not make any major changes in either sectors or in the fund’s duration, as we tried to avoid any trading which would result in realized capital gains that could be inconsistent with our goal of tax efficiency.

The portfolio’s sensitivity to changes in interest rates remained relatively stable, consistent with our philosophy of avoiding bets on the direction of interest rates and minimizing portfolio turnover. Average duration at the end of the period was 6.5 years.

Top 5 Sectors
Bonds

(as a percentage of 9/30/2001 net assets)

General Obligation - Local	15.8%

Transportation	11.1%

Water & Sewer	6.0%

Hospital	4.6%

Education	4.3%

Top 5
Bond Holdings

(as a percentage of 9/30/2001 net assets)

	Coupon	Maturity

New York Dorm. Auth. RB	5.75%	5/15/2013	2.5%

Alabama Docks Dept. Facs. RRB	5.50%	10/1/2022	2.5%

New York, NY GO	5.25%	8/1/2016	2.4%

Oklahoma Indl. Auth. RRB	6.25%	8/15/2015	2.2%

Worcester, MA GO	5.50%	4/1/2019	2.1%

What is the outlook for municipal bond investing?

We are positive on the outlook. We intend to keep the fund well positioned with an emphasis on high quality securities. We plan to capture as much tax-advantaged income as possible from intermediate-term bonds without taking the added risks of longer maturities. Our goal on the fixed income side is to help stabilize the fund’s net asset value while providing attractive, tax-advantaged income.

How did the fund’s equity investments affect performance during the six months?

Within the equity portion of the portfolio, our healthcare, telecommunication services and consumer staples achieved the best results.

Johnson & Johnson was the top-performing stock in the fund. Success in its diversified healthcare business units, including pharmaceuticals and medical devices, helped push the stock close to an all-time high, despite the challenging equity environment. Pharmaceutical companies such as Eli Lilly and Abbott Laboratories as well as Tenet

EVERGREEN
Tax Strategic Foundation Fund
Portfolio Manager Interview

Healthcare, a hospital management company, also were leading performers.

The defensive nature of the telecommunication services industry helped that group’s stocks in a time of economic uncertainty. The fund gained from its holdings in companies such as Sprint PCS, Verizon Communications and SBC Communications. The possible sale of AT&T’s cable television assets also helped push up the value of the parent company’s shares.

Among consumer staples holdings, the fund enjoyed good performance from PepsiCo and Proctor & Gamble. PepsiCo increased its prospects for continued earnings growth through its acquisition of Quaker Oats. Proctor & Gamble benefited from its mix of business and evidence that its restructuring program was yielding positive effects.

On the negative side, the fund’s holdings in the information technology, consumer discretionary and financial services sectors detracted from performance. Within the technology area, the fund’s biggest disappointments were Intel Corp., Sun Microsystems, Inc., Cisco Systems, Advanced Micro Devices and IBM. The failed merger between GE and Honeywell International also undermined the value of our Honeywell holding. Poor performing consumer discretionary investments included Walt Disney Co. and AOL Time-Warner. Declines in the capital markets undermined the financial services holdings such as JP Morgan Chase and Citigroup.

Top 5 Sectors
Equity

(as a percentage of 9/30/2001 net assets)

Healthcare	10.2%

Financials	7.1%

Information Technology	7.1%

Consumer Discretionary	4.7%

Consumer Staples	4.6%

Top 10
Equity Holdings

(as a percentage of 9/30/2001 net assets)

International Business Machines Corp.	2.2%

Pfizer, Inc.	1.8%

American International Group, Inc.	1.6%

Microsoft Corp.	1.2%

Exxon Mobil Corp.	1.2%

Johnson & Johnson Co.	1.2%

American Home Products Corp.	1.1%

General Electric Co.	1.1%

Merck & Co., Inc.	1.1%

Citigroup, Inc.	1.0%

How would you describe the fund’s investment style?

Our objective is long-term growth in capital with a strategy that seeks to minimize both taxable capital gains and taxable current income.

We use a team approach to management. A group of senior investment professionals makes qualitative judgments in reviewing stock rankings and buy and sell decisions. While we use quantitative tools in gathering information, the professionals make the investment decisions, not the computers.

The investment team actively manages a well-diversified portfolio that has both value and growth characteristics. The portfolio is invested across the full range of industries, and it includes companies of different sizes, generally reflective of the broad market. We will overweight industries and sectors modestly, but we are careful to manage the risks to which the portfolio is exposed. Our quantitative analysis covers a variety of factors, including company valuations, earnings outlooks and momentum.

EVERGREEN
Tax Strategic Foundation Fund
Portfolio Manager Interview

What is your outlook for equities?

The stock market generally leads the economy. Investors look to the future. As a result, we expect the market to bottom-out and then revive before that of the economy. We think stocks at current prices offer good long-term value and can provide a base from which more “normal” returns can be achieved. At the same time, the economy may struggle for the next few quarters, limiting the chance for what many hoped would be a V-shaped economic recovery. Though the Fed’s steady reduction of rates will ultimately help stimulate the economy, significant downside risk remains in the short run.

We believe superior performance will come from stocks of companies with good valuation, leading franchises in their industries, and realistic, strong prospects for long-term growth and healthy cash flow generation. In an environment in which stock prices may fluctuate markedly from day to day, we believe making large overweight and underweight decisions can carry significant risks that we intend to avoid. We think a well-diversified sector allocation with modest, selected emphasis on specific industries is the most prudent strategy.

EVERGREEN
Balanced Fund
Financial Highlights

(For a share outstanding throughout each period)

	Six Months Ended September 30, 2001 (Unaudited)	Year Ended March 31,			Period Ended March 31, 1998 (a)#

		2001	2000	1999

CLASS A
Net asset value, beginning of period	$8.16	$11.01	$11.28	$12.87	$12.36

Income from investment operations
Net investment income	0.10	0.27	0.28	0.37	0.08
Net realized and unrealized gain or loss on securities and foreign currency related transactions	(0.57)	(1.34)	1.18	0.48	0.81

Total from investment operations	(0.47)	(1.07)	1.46	0.85	0.89

Distributions to shareholders from
Net investment income	(0.10)	(0.26)	(0.28)	(0.41)	(0.12)
Net realized gains	0	(1.52)	(1.45)	(2.03)	(0.26)

Total distributions to shareholders	(0.10)	(1.78)	(1.73)	(2.44)	(0.38)

Net asset value, end of period	$7.59	$8.16	$11.01	$11.28	$12.87

Total return*	(5.84%)	(10.71%)	13.89%	7.52%	7.38%
Ratios and supplemental data
Net assets, end of period (millions)	$820	$932	$1,264	$1,241	$1,277
Ratios to average net assets
Expenses‡	0.96%†	0.92%	0.91%	0.96%	0.99%†
Net investment income	2.30%†	2.73%	2.48%	2.97%	3.25%†
Portfolio turnover rate	147%	143%	109%	102%	76%

	Six Months Ended September 30, 2001 (Unaudited)	Year Ended March 31,			Period Ended March 31, 1998 (b)#	Year Ended June 30,

		2001	2000	1999		1997	1996

CLASS B
Net asset value, beginning of period	$8.17	$11.02	$11.29	$12.88	$12.95	$11.33	$10.09

Income from investment operations
Net investment income	0.09	0.19	0.20	0.28	0.26	0.30	0.29
Net realized and unrealized gain or loss on securities and foreign currency related transactions	(0.58)	(1.34)	1.18	0.48	1.53	2.07	1.42

Total from investment operations	(0.49)	(1.15)	1.38	0.76	1.79	2.37	1.71

Distributions to shareholders from
Net investment income	(0.07)	(0.18)	(0.20)	(0.32)	(0.27)	(0.30)	(0.27)
Net realized gains	0	(1.52)	(1.45)	(2.03)	(1.59)	(0.45)	(0.20)

Total distributions to shareholders	(0.07)	(1.70)	(1.65)	(2.35)	(1.86)	(0.75)	(0.47)

Net asset value, end of period	$7.61	$8.17	$11.02	$11.29	$12.88	$12.95	$11.33

Total return*	(6.08%)	(11.40%)	13.06%	6.71%	14.89%	21.95%	17.35%
Ratios and supplemental data
Net assets, end of period (millions)	$185	$216	$279	$434	$580	$1,625	$1,481
Ratios to average net assets
Expenses‡	1.71%†	1.67%	1.66%	1.71%	1.35%†	1.70%	1.72%
Net investment income	1.55%†	1.98%	1.73%	2.23%	2.66%†	2.50%	2.71%
Portfolio turnover rate	147%	143%	109%	102%	76%	89%	96%

(a)	For the period from January 20, 1998 (commencement of class operations) to March 31, 1998.
(b)	For the nine months ended March 31, 1998. The Fund changed its fiscal year end from June 30 to March 31, effective March 31, 1998.
#	Net investment income per share is based on average shares outstanding during the period.
*	Excluding applicable sales charges.
‡	Ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
†	Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Balanced Fund
Financial Highlights

(For a share outstanding throughout each period)

	Six Months Ended September 30, 2001 (Unaudited)	Year Ended March 31,			Period Ended March 31, 1998 #(a)

		2001	2000	1999

CLASS C
Net asset value, beginning of period	$8.18	$11.03	$11.30	$12.88	$12.43

Income from investment operations
Net investment income	0.07	0.20	0.19	0.26	0.05
Net realized and unrealized gain or loss on securities and foreign currency related transactions	(0.57)	(1.35)	1.19	0.51	0.75

Total from investment operations	(0.50)	(1.15)	1.38	0.77	0.80

Distributions to shareholders from
Net investment income	(0.07)	(0.18)	(0.20)	(0.32)	(0.09)
Net realized gains	0	(1.52)	(1.45)	(2.03)	(0.26)

Total distributions to shareholders	(0.07)	(1.70)	(1.65)	(2.35)	(0.35)

Net asset value, end of period	$7.61	$8.18	$11.03	$11.30	$12.88

Total return*	(6.19%)	(11.39%)	13.06%	6.79%	6.58%
Ratios and supplemental data
Net assets, end of period (millions)	$8	$7	$3	$2	$1
Ratios to average net assets
Expenses‡	1.71%†	1.68%	1.66%	1.71%	1.76%†
Net investment income	1.55%†	2.01%	1.73%	2.21%	2.41%†
Portfolio turnover rate	147%	143%	109%	102%	76%

	Six Months Ended September 30, 2001 (Unaudited)	Year Ended March 31,			Period Ended March 31, 1998 #(b)

		2001	2000	1999

CLASS I**
Net asset value, beginning of period	$8.15	$11.00	$11.27	$12.86	$12.01

Income from investment operations
Net investment income	0.11	0.30	0.32	0.39	0.08
Net realized and unrealized gain or loss on securities and foreign currency related transactions	(0.57)	(1.34)	1.17	0.49	0.86

Total from investment operations	(0.46)	(1.04)	1.49	0.88	0.94

Distributions to shareholders from
Net investment income	(0.11)	(0.29)	(0.31)	(0.44)	(0.09)
Net realized gains	0	(1.52)	(1.45)	(2.03)	0

Total distributions to shareholders	(0.11)	(1.81)	(1.76)	(2.47)	(0.09)

Net asset value, end of period	$7.58	$8.15	$11.00	$11.27	$12.86

Total return	(5.73%)	(10.49%)	14.21%	7.79%	7.79%
Ratios and supplemental data
Net assets, end of period (millions)	$10	$13	$20	$34	$39
Ratios to average net assets
Expenses‡	0.71%†	0.67%	0.66%	0.71%	0.75%†
Net investment income	2.55%†	2.98%	2.73%	3.22%	3.47%†
Portfolio turnover rate	147%	143%	109%	102%	76%

(a)	For the period from January 22, 1998 (commencement of class operations) to March 31, 1998.
(b)	For the period from January 26, 1998 (commencement of class operations) to March 31, 1998.
#	Net investment income per share is based on average shares outstanding during the period.
*	Excluding applicable sales charges.
**	Effective at the close of business on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).
‡	Ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
†	Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Foundation Fund
Financial Highlights

(For a share outstanding throughout each period)

	Six Months Ended September 30, 2001 (Unaudited)	Year Ended March 31,					Year Ended December 31, 1996

		2001	2000	1999	1998 #	1997 (a)

CLASS A
Net asset value, beginning of period	$16.64	$23.41	$20.98	$20.44	$16.00	$16.13	$15.12

Income from investment operations
Net investment income	0.16	0.31	0.36	0.44	0.44	0.12	0.50
Net realized and unrealized gain or loss on securities and foreign currency related transactions	(0.97)	(3.74)	3.01	0.68	4.87	(0.13)	1.16

Total from investment operations	(0.81)	(3.43)	3.37	1.12	5.31	(0.01)	1.66

Distributions to shareholders from
Net investment income	(0.16)	(0.30)	(0.35)	(0.43)	(0.44)	(0.12)	(0.50)
Net realized gains	0	(3.04)	(0.59)	(0.15)	(0.43)	0	(0.15)

Total distributions to shareholders	(0.16)	(3.34)	(0.94)	(0.58)	(0.87)	(0.12)	(0.65)

Net asset value, end of period	$15.67	$16.64	$23.41	$20.98	$20.44	$16.00	$16.13

Total return*	(4.89%)	(16.51%)	16.38%	5.58%	33.88%	(0.20%)	11.30%
Ratios and supplemental data
Net assets, end of period (millions)	$425	$498	$486	$380	$350	$220	$206
Ratios to average net assets
Expenses‡	1.32%†	1.26%	1.21%	1.26%	1.28%	1.25%†	1.24%
Net investment income	1.85%†	1.59%	1.62%	2.18%	2.39%	2.83%†	3.39%
Portfolio turnover rate	75%	95%	83%	10%	9%	2%	10%

	Six Months Ended September 30, 2001 (Unaudited)	Year Ended March 31,					Year Ended December 31, 1996

		2001	2000	1999	1998 #	1997 (a)

CLASS B
Net asset value, beginning of period	$16.54	$23.29	$20.88	$20.34	$15.94	$16.07	$15.07

Income from investment operations
Net investment income	0.10	0.16	0.19	0.29	0.30	0.09	0.40
Net realized and unrealized gain or loss on securities and foreign currency related transactions	(0.96)	(3.71)	3.00	0.67	4.84	(0.13)	1.15

Total from investment operations	(0.86)	(3.55)	3.19	0.96	5.14	(0.04)	1.55

Distributions to shareholders from
Net investment income	(0.10)	(0.16)	(0.19)	(0.27)	(0.31)	(0.09)	(0.40)
Net realized gains	0	(3.04)	(0.59)	(0.15)	(0.43)	0.00	(0.15)

Total distributions to shareholders	(0.10)	(3.20)	(0.78)	(0.42)	(0.74)	(0.09)	(0.55)

Net asset value, end of period	$15.58	$16.54	$23.29	$20.88	$20.34	$15.94	$16.07

Total return*	(5.24%)	(17.14%)	15.48%	4.81%	32.81%	(0.30%)	10.50%
Ratios and supplemental data
Net assets, end of period (millions)	$1,064	$1,234	$1,612	$1,432	$1,124	$606	$570
Ratios to average net assets
Expenses‡	2.07%†	2.01%	1.96%	2.01%	2.04%	2.00%†	1.99%
Net investment income	1.10%†	0.81%	0.88%	1.43%	1.63%	2.07%†	2.64%
Portfolio turnover rate	75%	95%	83%	10%	9%	2%	10%

(a)	For the three months ended March 31, 1997. The Fund changed its fiscal year end from December 31 to March 31, effective March 31, 1997.
#	Net investment income per share is based on average shares outstanding during the period.
*	Excluding applicable sales charges.
‡	Ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
†	Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Foundation Fund
Financial Highlights

(For a share outstanding throughout each period)

	Six Months Ended September 30, 2001 (Unaudited)	Year Ended March 31,					Year Ended December 31, 1996

		2001	2000	1999	1998 #	1997 (a)

CLASS C
Net asset value, beginning of period	$16.53	$23.28	$20.87	$20.34	$15.94	$16.06	$15.07

Income from investment operations
Net investment income	0.10	0.18	0.19	0.29	0.30	0.09	0.40
Net realized and unrealized gain or loss on securities and foreign currency related transactions	(0.96)	(3.73)	3.00	0.66	4.84	(0.13)	1.14

Total from investment operations	(0.86)	(3.55)	3.19	0.95	5.14	(0.04)	1.54

Distributions to shareholders from
Net investment income	(0.10)	(0.16)	(0.19)	(0.27)	(0.31)	(0.08)	(0.40)
Net realized gains	0	(3.04)	(0.59)	(0.15)	(0.43)	0	(0.15)

Total distributions to shareholders	(0.10)	(3.20)	(0.78)	(0.42)	(0.74)	(0.08)	(0.55)

Net asset value, end of period	$15.57	$16.53	$23.28	$20.87	$20.34	$15.94	$16.06

Total return*	(5.24%)	(17.15%)	15.49%	4.76%	32.81%	(0.30%)	10.40%
Ratios and supplemental data
Net assets, end of period (millions)	$201	$251	$76	$68	$50	$28	$27
Ratios to average net assets
Expenses‡	2.07%†	2.02%	1.96%	2.01%	2.04%	2.00%†	1.99%
Net investment income	1.10%†	0.90%	0.88%	1.43%	1.63%	2.07%†	2.64%
Portfolio turnover rate	75%	95%	83%	10%	9%	2%	10%

	Six Months Ended September 30, 2001 (Unaudited)	Year Ended March 31,					Year Ended December 31, 1996

		2001	2000	1999	1998 #	1997 (a)

CLASS I**
Net asset value, beginning of period	$16.64	$23.42	$20.99	$20.45	$16.02	$16.14	$15.13

Income from investment operations
Net investment income	0.18	0.36	0.43	0.49	0.49	0.13	0.54
Net realized and unrealized gain or loss on securities and foreign currency related transactions	(0.97)	(3.74)	3.00	0.68	4.86	(0.13)	1.16

Total from investment operations	(0.79)	(3.38)	3.43	1.17	5.35	0	1.70

Distributions to shareholders from
Net investment income	(0.18)	(0.36)	(0.41)	(0.48)	(0.49)	(0.12)	(0.54)
Net realized gains	0	(3.04)	(0.59)	(0.15)	(0.43)	0	(0.15)

Total distributions to shareholders	(0.18)	(3.40)	(1.00)	(0.63)	(0.92)	(0.12)	(0.69)

Net asset value, end of period	$15.67	$16.64	$23.42	$20.99	$20.45	$16.02	$16.14

Total return	(4.77%)	(16.32%)	16.68%	5.84%	34.12%	0.00%	11.50%
Ratios and supplemental data
Net assets, end of period (millions)	$719	$830	$1,176	$1,238	$1,117	$802	$809
Ratios to average net assets
Expenses‡	1.07%†	1.01%	0.96%	1.01%	1.03%	1.00%†	0.99%
Net investment income	2.10%†	1.81%	1.89%	2.43%	2.65%	3.07%†	3.64%
Portfolio turnover rate	75%	95%	83%	10%	9%	2%	10%

(a)	For the three months ended March 31, 1997. The Fund changed its fiscal year end from December 31 to March 31, effective March 31, 1997.
#	Net investment income per share is based on average shares outstanding during the period.
*	Excluding applicable sales charges.
**	Effective at the close of business on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).
‡	Ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
†	Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Tax Strategic Foundation Fund
Financial Highlights

(For a share outstanding throughout each period)

	Six Months Ended September 30, 2001 (Unaudited)	Year Ended March 31,					Year Ended December 31, 1996

		2001	2000	1999	1998	1997 (a)

CLASS A
Net asset value, beginning of period	$15.18	$17.18	$16.17	$16.36	$13.57	$13.50	$12.20

Income from investment operations
Net investment income	0.17	0.35	0.36	0.34	0.31	0.07	0.27
Net realized and unrealized gain or loss on securities	(0.66)	(2.00)	1.00	(0.16)	2.96	0.06	1.59

Total from investment operations	(0.49)	(1.65)	1.36	0.18	3.27	0.13	1.86

Distributions to shareholders from
Net investment income	(0.17)	(0.35)	(0.35)	(0.34)	(0.30)	(0.06)	(0.28)
Net realized gains	0	0	0	(0.03)	(0.18)	0	(0.28)

Total distributions to shareholders	(0.17)	(0.35)	(0.35)	(0.37)	(0.48)	(0.06)	(0.56)

Net asset value, end of period	$14.52	$15.18	$17.18	$16.17	$16.36	$13.57	$13.50

Total return*	(3.27%)	(9.69%)	8.54%	1.19%	24.40%	1.00%	15.40%
Ratios and supplemental data
Net assets, end of period (millions)	$49	$57	$78	$82	$70	$15	$11
Ratios to average net assets
Expenses‡	1.30%†	1.29%	1.30%	1.33%	1.42%	1.38%†	1.52%
Net investment income	2.15%†	2.10%	2.15%	2.18%	2.21%	2.30%†	2.39%
Portfolio turnover rate	9%	31%	120%	64%	50%	29%	88%

	Six Months Ended September 30, 2001 (Unaudited)	Year Ended March 31,						Year Ended December 31, 1996

		2001	2000	1999	1998	1997 (a)

CLASS B
Net asset value, beginning of period	$15.16	$17.14	$16.14	$16.33	$13.56	$13.49		$12.19

Income from investment operations
Net investment income	0.11	0.23	0.23	0.22	0.21	0.05		0.19
Net realized and unrealized gains or losses on securities	(0.66)	(1.98)	1.00	(0.15)	2.94	0.06		1.59

Total from investment operations	(0.55)	(1.75)	1.23	0.07	3.15	0.11		1.78

Distributions to shareholders from
Net investment income	(0.11)	(0.23)	(0.23)	(0.23)	(0.20)	(0.04)		(0.20)
Net realized gains	0	0	0	(0.03)	(0.18)	0		(0.28)

Total distributions to shareholders	(0.11)	(0.23)	(0.23)	(0.26)	(0.38)	(0.04)		(0.48)

Net asset value, end of period	$14.50	$15.16	$17.14	$16.14	$16.33	$13.56		$13.49

Total return*	(3.65%)	(10.30%)	7.69%	0.41%	23.44%	0.08%		14.70%
Ratios and supplemental data
Net assets, end of period (millions)	$134	$155	$209	$244	$185	$39		$28
Ratios to average net assets
Expenses‡	2.05%†	2.04%	2.05%	2.08%	2.18%	2.14	% †	2.27%
Net investment income	1.41%†	1.35%	1.39%	1.42%	1.46%	1.55	% †	1.64%
Portfolio turnover rate	9%	31%	120%	64%	50%	29%		2%

(a)	For the three months ended March 31, 1997. The Fund changed its fiscal year end from December 31 to March 31, effective March 31, 1997.
*	Excluding applicable sales charges.
‡	Ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
†	Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Tax Strategic Foundation Fund
Financial Highlights

(For a share outstanding throughout each period)

	Six Months Ended September 30, 2001 (Unaudited)	Year Ended March 31,					Year Ended December 31, 1996

		2001	2000	1999	1998	1997 (a)

CLASS C
Net asset value, beginning of period	$15.14	$17.12	$16.11	$16.30	$13.53	$13.47	$12.19

Income from investment operations
Net investment income	0.11	0.23	0.23	0.22	0.21	0.06	0.18
Net realized and unrealized gain or loss on securities	(0.66)	(1.98)	1.01	(0.15)	2.94	0.05	1.58

Total from investment operations	(0.55)	(1.75)	1.24	0.07	3.15	0.11	1.76

Distributions to shareholders from
Net investment income	(0.11)	(0.23)	(0.23)	(0.23)	(0.20)	(0.05)	(0.20)
Net realized gains	0	0	0	(0.03)	(0.18)	0	(0.28)

Total distributions to shareholders	(0.11)	(0.23)	(0.23)	(0.26)	(0.38)	(0.05)	(0.48)

Net asset value, end of period	$14.48	$15.14	$17.12	$16.11	$16.30	$13.53	$13.47

Total return*	(3.65%)	(10.31%)	7.77%	0.41%	23.49%	0.08%	14.50%
Ratios and supplemental data
Net assets, end of period (millions)	$24	$28	$37	$45	$28	$5	$4
Ratios to average net assets
Expenses‡	2.05%†	2.04%	2.05%	2.08%	2.18%	2.13%†	2.25%
Net investment income	1.40%†	1.35%	1.39%	1.42%	1.46%	1.55%†	1.64%
Portfolio turnover rate	9%	31%	120%	64%	50%	29%	88%

	Six Months Ended September 30, 2001 (Unaudited)	Year Ended March 31,					Year Ended December 31, 1996

		2001	2000 #	1999	1998	1997 (a)

CLASS I **
Net asset value, beginning of period	$15.22	$17.22	$16.20	$16.39	$13.61	$13.54	$12.22

Income from investment operations
Net investment income	0.27	0.46	0.40	0.37	0.37	0.09	0.34
Net realized and unrealized gain or loss on securities	(0.75)	(2.06)	1.02	(0.15)	2.95	0.05	1.56

Total from investment operations	(0.48)	(1.60)	1.42	0.22	3.32	0.14	1.90

Distributions to shareholders from
Net investment income	(0.19)	(0.40)	(0.40)	(0.38)	(0.36)	(0.07)	(0.30)
Net realized gains	0	0	0	(0.03)	(0.18)	0	(0.28)

Total distributions to shareholders	(0.19)	(0.40)	(0.40)	(0.41)	(0.54)	(0.07)	(0.58)

Net asset value, end of period	$14.55	$15.22	$17.22	$16.20	$16.39	$13.61	$13.54

Total return	(3.20%)	(9.44%)	8.86%	1.38%	24.73%	1.00%	15.80%
Ratios and supplemental data
Net assets, end of period (millions)	$4	$5	$8	$24	$20	$15	$15
Ratios to average net assets
Expenses‡	1.05%†	1.04%	1.04%	1.08%	1.15%	1.13%†	1.30%
Net investment income	2.40%†	2.35%	2.42%	2.42%	2.48%	2.54%†	2.63%
Portfolio turnover rate	9%	31%	120%	64%	50%	29%	88%

(a)	For the three months ended March 31, 1997. The Fund changed its fiscal year end from December 31 to March 31, effective March 31, 1997.
#	Net investment income is based on average shares outstanding during the period.
*	Excluding applicable sales charges.
**	Effective at the close of business on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).
‡	Ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
†	Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Balanced Fund
Schedule of Investments

September 30, 2001 (Unaudited)

	Credit Rating^	Principal Amount	Value

ASSET-BACKED SECURITIES–0.3%
Delta Airlines, Inc., Ser. 2000-1, Class A-2, 7.57%, 11/18/2010	AAA	$3,445,000	$3,510,679
University Support Services, Inc., Ser. 1992-CD, Class D, 9.51%,
11/01/2007	NA	70,000	69,300

Total Asset-Backed Securities			3,579,979

COLLATERALIZED MORTGAGE OBLIGATIONS–4.5%
Commerce 2000, Ser. C1, Class A2, 7.42%, 04/15/2010	AAA	5,110,000	5,637,392
FHLMC:
Ser. 2115, Class BG, 6.00%, 02/15/2027	AAA	6,125,000	6,202,915
Ser. 2362, Class PC, 6.50%, 04/15/2017	AAA	4,730,000	4,933,355
GMAC Comml. Mtge. Securities, Inc., Ser. 1998-C2, Class A1,
6.15%, 11/15/2007	AAA	5,021,566	5,240,478
Lehman Brothers Comml. Conduit Mtge. Trust, Ser. 1999-C2,
Class A1, 7.11%, 07/15/2008	Aaa	7,534,136	8,107,034
Morgan Stanley Capital I, Inc., Ser. 1998-XL1, Class A3, 6.48%,
06/03/2030	AAA	4,700,000	4,967,989
Residential Asset Securities Corp., Ser. 1996-KS2, Class A4,
7.98%, 05/25/2026	AAA	5,555,000	5,780,244
Salomon Brothers Comml. Mtge. Trust, Ser. 2000-C3, Class A1,
6.34%, 07/18/2009	AAA	4,522,309	4,747,962

Total Collateralized Mortgage Obligations			45,617,369

CORPORATE BONDS–12.3%
CONSUMER DISCRETIONARY–2.3%
Auto Components–0.2%
Collins & Aikman Products Co., 11.50%, 04/15/2006	B	1,000,000	895,000
Lear Corp., Ser. B, 8.11%, 05/15/2009	BB+	1,000,000	980,734

			1,875,734

Automobiles–0.8%
Ford Motor Co., 6.375%, 02/01/2029	A	5,000,000	4,110,535
General Motors Corp., 7.20%, 01/15/2011	A	3,750,000	3,812,670

			7,923,205

Hotels, Restaurants & Leisure–0.7%
Aztar Corp., 8.875%, 05/15/2007	B+	1,000,000	970,000
Hollywood Casino Corp., 13.00%, 08/01/2006	B-	1,000,000	860,000
Mandalay Resort Group, Ser. B, 10.25%, 08/01/2007	BB-	700,000	647,500
McDonald’s Corp., 6.375%, 01/08/2028	AA	2,150,000	1,963,354
MGM Mirage, Inc., 8.50%, 09/15/2010	BBB-	515,000	497,568
Mohegan Tribal Gaming Authority, 8.75%, 01/01/2009	BB-	1,000,000	1,015,000
Prime Hospitality Corp., Ser. B, 9.75%, 04/01/2007	B+	1,000,000	995,000
Station Casinos, Inc., 9.875%, 07/01/2010	B+	1,000,000	910,000

			7,858,422

Household Durables–0.1%
K. Hovnanian Enterprises, Inc., 10.50%, 10/01/2007	BB-	800,000	812,000

EVERGREEN
Balanced Fund
Schedule of Investments (continued)

September 30, 2001 (Unaudited)

	Credit Rating^	Principal Amount	Value

CORPORATE BONDS–continued
CONSUMER DISCRETIONARY– continued
Media–0.4%
Charter Communications Holdings, LLC, 8.625%, 04/01/2009	B+	$1,000,000	$897,500
Echostar DBS Corp., 9.375%, 02/01/2009	B+	1,000,000	982,500
Hollinger International Publishing, Inc., 9.25%, 02/01/2006	B+	1,000,000	936,250
LIN Television Corp., 8.375%, 03/01/2008	B-	1,000,000	895,000
Young Broadcasting, Inc., 10.00%, 03/01/2011 144A	B	700,000	560,000

			4,271,250

Specialty Retail–0.1%
Michaels Stores, Inc., 9.25%, 07/01/2009 144A	BB	1,000,000	1,005,000

ENERGY–0.4%
Oil & Gas–0.4%
Chesapeake Energy Corp., 8.125%, 04/01/2011	B+	1,000,000	945,000
Cross Timbers Oil Co., Ser. B, 9.25%, 04/01/2007	B+	1,000,000	1,035,000
Nuevo Energy Co., Ser. B, 9.50%, 06/01/2008	B+	1,000,000	945,000
Ocean Energy, Inc., Ser. B, 8.375%, 07/01/2008	BB+	1,000,000	1,025,000

			3,950,000

FINANCIALS–6.7%
Banks–2.1%
Northern Trust Co. Bank, 7.10%, 08/01/2009	A+	4,730,000	5,074,642
PNC Funding Corp., 5.75%, 08/01/2006	A-	4,700,000	4,820,968
SunTrust Banks, Inc., 6.00%, 01/15/2028	A+	3,400,000	3,469,962
Washington Mutual, Inc., 6.875%, 06/15/2011	BBB+	3,775,000	3,967,680
Wells Fargo & Co., 6.375%, 08/01/2011	A	4,000,000	4,124,116

			21,457,368

Diversified Financials–3.3%
Alliance Capital Management LP, 5.625%, 08/15/2006	A+	3,500,000	3,580,539
Caterpillar Financial Services, 5.33%, 08/30/2004	A+	4,175,000	4,295,720
Citigroup, Inc., 6.75%, 12/01/2005	AA-	3,750,000	4,032,229
Duke Capital Corp., 7.25%, 10/01/2004	A	3,500,000	3,761,377
Ford Motor Credit Co., 7.375%, 10/28/2009	A	4,500,000	4,597,645
Household Finance Corp., 6.40%, 06/17/2008	A	3,500,000	3,593,576
International Lease Finance Corp.:
5.40%, 06/08/2004	AA-	4,750,000	4,931,516
5.95%, 06/06/2005	AA-	2,000,000	2,093,342
Legg Mason, Inc., 6.75%, 07/02/2008	BBB	3,500,000	3,650,217

			34,536,161

Insurance–0.5%
American General Finance Corp., 6.10%, 05/22/2006	A+	4,750,000	4,961,266

EVERGREEN
Balanced Fund
Schedule of Investments (continued)

September 30, 2001 (Unaudited)

	Credit Rating^	Principal Amount	Value

CORPORATE BONDS–continued
FINANCIALS–continued
Real Estate–0.8%
EOP Operating LP, 7.00%, 07/15/2011	BBB+	$3,250,000	$3,330,174
ERP Operating LP, 6.63%, 04/13/2005 REIT	BBB+	4,680,000	4,863,475

			8,193,649

INDUSTRIALS–0.6%
Commercial Services & Supplies–0.1%
Allied Waste North America, Inc., Ser. B, 10.00%, 08/01/2009	B+	1,000,000	1,005,000

Industrial Conglomerates–0.1%
United States Steel, LLC, 10.75%, 08/01/2008 144A	BB	500,000	467,500

Machinery–0.4%
AGCO Corp., 9.50%, 05/01/2008 144A	BB	1,000,000	980,000
Ingersoll Rand Co., 6.25%, 05/15/2006	A-	3,250,000	3,362,037

			4,342,037

INFORMATION TECHNOLOGY–0.3%
IT Consulting & Services–0.3%
Verizon Global Funding Corp., 7.75%, 12/01/2030	A+	2,750,000	2,964,266

MATERIALS–0.8%
Chemicals–0.3%
Equistar Chemicals LP, 10.125%, 09/01/2008 144A	BBB-	775,000	718,813
Lyondell Chemical Co., Ser. A, 9.625%, 05/01/2007	BB	1,000,000	922,500
Scotts Co., 8.625%, 01/15/2009	B+	1,000,000	995,000

			2,636,313

Containers & Packaging–0.1%
Packaging Corp. of America, Ser. B, 9.625%, 04/01/2009	BB-	1,000,000	1,060,000
Stone Container Corp., 9.75%, 02/01/2011	B	200,000	203,000

			1,263,000

Metals & Mining–0.4%
Alcoa, Inc., 6.50%, 06/01/2011	A+	3,500,000	3,660,125
P&L Coal Holdings Corp., Ser. B, 9.625%, 05/15/2008	B+	806,000	840,255

			4,500,380

TELECOMMUNICATION SERVICES–1.1%
Diversified Telecommunication Services–1.1%
BellSouth Telecommunications, Inc., 7.875%, 02/15/2030	A+	3,750,000	4,130,696
Sprint Capital Corp.:
6.875%, 11/15/2028	BBB+	2,750,000	2,482,417
7.625%, 01/30/2011	BBB+	2,000,000	2,119,090
WorldCom, Inc., 6.95%, 08/15/2028	BBB+	2,375,000	2,079,659

			10,811,862

EVERGREEN
Balanced Fund
Schedule of Investments (continued)

September 30, 2001 (Unaudited)

	Credit Rating^	Principal Amount	Value

CORPORATE BONDS–continued
UTILITIES–0.1%
Electric Utilities–0.1%
AES Corp., 8.50%, 11/01/2007	B+	$740,000	$603,100

Total Corporate Bonds			125,437,513

MORTGAGE-BACKED SECURITIES–17.0%
FHLMC:
6.00%, 06/01/2031	AAA	3,385,545	3,381,874
6.00%, TBA #	AAA	41,270,000	41,192,412
FNMA:
6.00%, 06/01/2016	AAA	7,428,768	7,558,976
6.23%, 06/01/2008	AAA	3,991,112	4,161,932
6.40%, 07/01/2011	AAA	3,025,567	3,095,533
6.50%, 06/25/2012	AAA	7,300,000	7,616,140
6.63%, 10/01/2005	AAA	4,446,903	4,738,040
6.80%, 01/01/2007	AAA	5,275,540	5,671,789
7.10%, 06/01/2004	AAA	3,628,183	3,849,853
7.17%, 05/01/2007	AAA	5,370,008	5,859,305
7.50%, 05/01/2016-05/01/2031	AAA	52,182,209	54,435,766
7.53%, 05/01/2007	AAA	4,268,631	4,730,442
8.00%, 10/01/2029-09/01/2030	AAA	6,526,940	6,857,315
9.00%, 08/01/2014	AAA	3,383,959	3,662,042
5.50%, TBA #	AAA	2,835,000	2,840,302
6.00%, TBA #	AAA	9,565,000	9,723,396
GNMA:
8.00%, 01/15/2031	AAA	3,627,786	3,810,176
8.50%, 05/15/2021-06/15/2022	AAA	414,338	447,592
9.00%, 10/15/2021	AAA	138,035	151,068
9.50%, 02/15/2021	AAA	83,775	93,132

Total Mortgage-Backed Securities			173,877,085

U.S. TREASURY OBLIGATIONS–6.1%
U.S. Treasury Bonds, 6.25%, 08/15/2023 ##	AAA	33,235,000	36,470,228
U.S. Treasury Notes:
3.375%, 01/15/2007	AAA	4,818,795	4,958,844
5.875%, 11/15/2004 ##	AAA	20,005,000	21,458,503

Total U.S. Treasury Obligations			62,887,575

YANKEE OBLIGATIONS-CORPORATE–0.4%
CONSUMER DISCRETIONARY–0.1%
Media–0.1%
Rogers Cablesystems, Ltd., 11.00%, 12/01/2015	BB-	1,050,000	1,118,250

FINANCIALS–0.0%
Diversified Financials–0.0%
Tembec Finance Corp., 9.875%, 09/30/2005	BB+	350,000	360,500

EVERGREEN
Balanced Fund
Schedule of Investments (continued)

September 30, 2001 (Unaudited)

	Credit Rating^	Principal Amount	Value

YANKEE OBLIGATIONS-CORPORATE–continued
MATERIALS–0.2%
Paper & Forest Products–0.2%
Domtar, Inc., 8.75%, 08/01/2006	BBB-	$1,100,000	$1,208,484
Tembec Industries, Inc., 8.625%, 06/30/2009	BB+	650,000	659,750

			1,868,234

TELECOMMUNICATION SERVICES–0.1%
Wireless Telecommunications Services–0.1%
Rogers Cantel, Inc., 9.75%, 06/01/2016	BB+	1,000,000	970,000

Total Yankee Obligations-Corporate			4,316,984

		Shares	Value

CONSUMER DISCRETIONARY–6.0%
Automobiles–0.4%
Harley-Davidson, Inc.		93,000	3,766,500

Distributors–0.5%
W.W. Grainger, Inc.		135,000	5,244,750

Leisure Equipment & Products–0.2%
Electronic Arts, Inc. *		50,000	2,283,500

Media–2.3%
AOL Time Warner, Inc. *		250,000	8,275,000
Comcast Cable Communications Corp., Class A *		150,000	5,380,500
McGraw-Hill Companies, Inc.		110,000	6,402,000
Viacom, Inc., Class B *		100,000	3,450,000

			23,507,500

Multi-line Retail–2.0%
Family Dollar Stores, Inc.		245,000	6,742,400
Wal-Mart Stores, Inc.		275,000	13,612,500

			20,354,900

Specialty Retail–0.6%
Barnes & Noble, Inc. *		80,000	2,888,000
Home Depot, Inc.		75,000	2,877,750

			5,765,750

CONSUMER STAPLES–5.6%
Beverages–2.6%
Anheuser-Busch Companies, Inc.		180,000	7,538,400
Coca-Cola Co.		155,000	7,261,750
PepsiCo., Inc.		230,000	11,155,000

			25,955,150

EVERGREEN
Balanced Fund
Schedule of Investments (continued)

September 30, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS–continued
CONSUMER STAPLES–continued
Food Products–1.1%
Hershey Foods Corp.	80,000	$5,229,600
Kraft Foods, Inc., Class A *	175,000	6,014,750

		11,244,350

Household Products–0.6%
Procter & Gamble Co.	80,000	5,823,200

Personal Products–0.6%
Colgate-Palmolive Co.	109,000	6,349,250

Tobacco–0.7%
Philip Morris Companies, Inc.	155,000	7,484,950

ENERGY–3.9%
Oil & Gas–3.9%
Exxon Mobil Corp.	515,000	20,291,000
Kerr-McGee Corp.	100,000	5,191,000
Texaco, Inc.	150,000	9,750,000
Unocal Corp.	160,000	5,200,000

		40,432,000

FINANCIALS–8.5%
Banks–3.2%
Bank of America Corp.	105,000	6,132,000
Fifth Third Bancorp	50,000	3,074,000
Golden West Financial Corp.	55,000	3,195,500
U.S. Bancorp	200,000	4,436,000
Washington Mutual, Inc.	125,000	4,810,000
Wells Fargo & Co.	250,000	11,112,500

		32,760,000

Diversified Financials–2.8%
Citigroup, Inc.	300,000	12,150,000
Freddie Mac	170,000	11,050,000
Lehman Brothers Holdings, Inc.	50,000	2,842,500
Merrill Lynch & Co., Inc.	57,000	2,314,200

		28,356,700

Insurance–2.5%
American International Group, Inc.	116,850	9,114,300
Arthur J. Gallagher & Co.	150,000	5,077,500
Chubb Corp.	50,000	3,570,500
Hartford Financial Services Group, Inc.	85,000	4,992,900
St. Paul Companies, Inc.	75,000	3,091,500

		25,846,700

EVERGREEN
Balanced Fund
Schedule of Investments (continued)

September 30, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS–continued
HEALTH CARE–9.2%
Biotechnology–0.7%
Amgen, Inc. *	72,000	$4,231,440
MedImmune, Inc. *	80,000	2,850,400

		7,081,840

Health Care Equipment & Supplies–1.9%
Baxter International, Inc.	185,000	10,184,250
Saint Jude Medical, Inc. *	90,000	6,160,500
Zimmer Holdings, Inc. *	125,000	3,468,750

		19,813,500

Health Care Providers & Services–1.3%
First Health Group Corp. *	230,000	6,757,400
Tenet Healthcare Corp. *	115,000	6,859,750

		13,617,150

Pharmaceuticals–5.3%
American Home Products Corp.	110,000	6,407,500
Bristol-Myers Squibb Co.	110,000	6,111,600
Johnson & Johnson Co.	235,000	13,019,000
Merck & Co., Inc.	60,000	3,996,000
Mylan Laboratories, Inc.	105,000	3,425,100
Pfizer, Inc.	435,000	17,443,500
Pharmacia Corp.	80,000	3,244,800

		53,647,500

INDUSTRIALS–10.0%
Aerospace & Defense–1.8%
L-3 Communications Holdings, Inc. *	125,000	10,931,250
Raytheon Co.	165,000	5,733,750
United Technologies Corp.	35,000	1,627,500

		18,292,500

Building Products–0.4%
Masco Corp.	220,000	4,496,800

Commercial Services & Supplies–2.2%
Choicepoint, Inc. *	110,000	4,580,400
Concord EFS, Inc. *	75,000	3,671,250
First Data Corp.	50,000	2,913,000
Republic Services, Inc., Class A *	550,000	8,910,000
SEI Investments Co.	65,000	2,080,000

		22,154,650

Electrical Equipment–0.4%
Thermo Electron Corp. *	225,000	4,061,250

EVERGREEN
Balanced Fund
Schedule of Investments (continued)

September 30, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS–continued
INDUSTRIALS–continued
Industrial Conglomerates–4.2%
General Electric Co.	665,000	$24,738,000
Minnesota Mining & Manufacturing Co.	90,000	8,856,000
Tyco International, Ltd.	200,000	9,100,000

		42,694,000

Machinery–0.5%
Navistar International Corp. *	175,000	4,943,750

Road & Rail–0.5%
Burlington Northern Santa Fe Corp.	215,000	5,751,250

INFORMATION TECHNOLOGY–7.4%
Communications Equipment–1.0%
Cisco Systems, Inc. *	530,000	6,455,400
Nokia Corp., ADR	250,000	3,912,500

		10,367,900

Computers & Peripherals–1.8%
Dell Computer Corp. *	100,000	1,853,000
EMC Corp. *	120,000	1,410,000
International Business Machines Corp.	125,000	11,537,500
Lexmark International Group, Inc., Class A *	70,000	3,129,700

		17,930,200

IT Consulting & Services–1.0%
Affiliated Computer Services, Inc., Class A *	125,700	10,233,237

Semiconductor Equipment & Products–1.8%
Altera Corp. *	280,000	4,586,400
Intel Corp.	200,000	4,088,000
PMC-Sierra, Inc. *	110,000	1,129,700
Teradyne, Inc. *	130,000	2,535,000
Texas Instruments, Inc.	250,000	6,245,000

		18,584,100

Software–1.8%
Microsoft Corp. *	225,000	11,513,250
Oracle Corp. *	475,000	5,975,500
Parametric Technology Corp. *	200,000	1,038,000

		18,526,750

MATERIALS–1.4%
Chemicals–1.2%
Dow Chemical Co.	120,000	3,931,200
Ecolab, Inc.	160,000	5,812,800
Solutia, Inc.	250,000	3,100,000

		12,844,000

EVERGREEN
Balanced Fund
Schedule of Investments (continued)

September 30, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS–continued
MATERIALS–continued
Metals & Mining–0.2%
Alcoa, Inc.	55,000	$1,705,550

TELECOMMUNICATION SERVICES–2.9%
Diversified Telecommunication Services–2.9%
AT&T Corp.	120,000	2,316,000
BellSouth Corp.	75,000	3,116,250
SBC Communications, Inc.	250,000	11,780,000
Verizon Communications, Inc.	185,000	10,010,350
Worldcom, Inc. *	175,000	2,632,000

		29,854,600

UTILITIES–1.1%
Electric Utilities–1.1%
American Electric Power Co., Inc.	125,000	5,403,750
Dominion Resources, Inc.	50,000	2,967,500
Duke Energy Corp.	75,000	2,838,750

		11,210,000

Total Common Stocks		572,985,727

SHORT-TERM INVESTMENTS–9.3%
MUTUAL FUND SHARES–9.3%
Evergreen Institutional Money Market Fund ø	95,185,545	95,185,545

Total Investments–(cost $1,089,465,502)–105.9%		1,083,887,777
Other Assets and Liabilities–(5.9%)		(60,028,188)

Net Assets–100.0%		$1,023,859,589

See Combined Notes to Schedules of Investments

EVERGREEN
Foundation Fund
Schedule of Investments

September 30, 2001 (Unaudited)

	Credit Rating^	Principal Amount	Value

ASSET-BACKED SECURITIES–0.6%
American Express Credit Account Master Trust, Ser. 1999-2,
Class A, 5.95%, 12/15/2006	AAA	$1,300,000	$1,368,447
Capital One Master Trust, Ser. 1998-4, Class A,
5.43%, 01/15/2007	AAA	2,900,000	3,008,785
Continental Airlines Trust, Ser. 1997-1, Class A,
7.46%, 04/01/2015	AA-	14	14
Discover Card Master Trust I, Ser. 1996-3, Class A, 6.05%,
08/18/2008	AAA	2,025,000	2,137,816
EQCC Home Equity Loan Trust, Ser. 1998-2, Class A6F, 6.16%,
04/15/2008	AAA	713,685	739,135
GE Capital Mtge. Funding Corp., Ser. 1999-HE3, Class A3, 7.11%,
07/25/2014	Aaa	1,300,000	1,333,454
HFC Home Equity Loan Trust, Ser. 1999-1, Class A2, 6.95%,
10/20/2023	Aaa	1,100,000	1,116,305
Key Auto Finance Trust, Ser. 1999-1, Class A4, 5.83%,
01/15/2007	AAA	2,619,329	2,692,229
WFS Financial Owner Trust, Ser. 1999-C, Class A2, 6.92%,
01/20/2004	AAA	1,338,586	1,365,242

Total Asset-Backed Securities			13,761,427

COLLATERALIZED MORTGAGE OBLIGATIONS–1.5%
Commerce 2000, Ser. C1, Class A2, 7.42%, 04/15/2010	AAA	11,970,000	13,205,397
Comml. Mtge. Asset Trust, Ser. 1999-C1, Class A3, 6.64%,
09/17/2010	AAA	11,970,000	12,751,491
FHLMC, Ser. 2356, Class G, 6.00%, 04/15/2015	AAA	9,400,000	9,585,063

Total Collateralized Mortgage Obligations			35,541,951

CORPORATE BONDS–3.0%
CONSUMER DISCRETIONARY–2.4%
Automobiles–1.1%
Daimler Chrysler AG, 6.90%, 09/01/2004	A-	25,000,000	26,432,025

Media–0.1%
Times Mirror Co., 7.45%, 10/15/2009	A	1,750,000	1,858,748

Multi-line Retail–1.2%
Wal-Mart Stores, Inc., 6.875%, 08/10/2009	AA	26,785,000	29,047,288

CONSUMER STAPLES–0.0%
Food Products–0.0%
SmithKline Beecham Corp., 6.625%, 10/01/2001	AA	330,000	330,000

ENERGY–0.1%
Oil & Gas–0.1%
Conoco, Inc., 6.35%, 04/15/2009	BBB+	1,800,000	1,819,039

EVERGREEN
Foundation Fund
Schedule of Investments (continued)

September 30, 2001 (Unaudited)

	Credit Rating^	Principal Amount	Value

CORPORATE BONDS–continued
FINANCIALS–0.4%
Diversified Financials–0.4%
GE Capital Corp.:
6.29%, 12/15/2001	AAA	$300,000	$301,943
7.25%, 02/01/2005	AAA	8,750,000	9,578,397

			9,880,340

UTILITIES–0.1%
Electric Utilities–0.1%
Duke Energy Corp., Ser. A, 6.00%, 12/01/2028	A+	1,000,000	869,065
Georgia Power Co., 5.50%, 12/01/2005	A	1,500,000	1,516,770
Pacific Gas & Electric Co., MTN, Ser. C, 5.93%, 10/08/2003	D	250,000	213,750

			2,599,585

Total Corporate Bonds			71,967,025

MORTGAGE-BACKED SECURITIES–15.7%
FHLMC:
6.00%, TBA #	AAA	140,400,000	140,092,805
8.50%, 09/01/2020	AAA	3,288,934	3,538,714
FNMA:
5.00%, TBA #	AAA	7,063,700	7,320,112
5.60%, 11/01/2008	AAA	3,977,917	4,008,034
5.74%, 01/01/2009	AAA	14,140,206	14,591,279
6.00%, 08/01/2006	AAA	5,238,064	5,350,698
6.00%, TBA #	AAA	46,300,000	47,066,728
6.03%, 12/01/2008	AAA	10,485,784	10,790,358
6.50%, 11/01/2014	AAA	4,607,290	4,768,673
6.625%, 09/15/2009	AAA	3,500,000	3,861,501
7.00%, 08/01/2029	AAA	9,045,804	9,379,328
7.50%, 09/01/2029	AAA	8,626,002	8,991,715
7.50%, TBA #	AAA	76,900,000	80,122,544
8.00%, 10/01/2014-11/01/2014	AAA	3,453,133	3,614,891
8.50%, 04/01/2025-04/01/2030	AAA	8,338,873	8,928,600
GNMA:
6.50%, 04/15/2029	AAA	6,194,215	6,341,164
7.00%, 04/15/2024	AAA	11,965,171	12,488,586
7.50%, 05/15/2029-12/15/2029	AAA	4,365,321	4,556,019
8.00%, 04/15/2030	AAA	1,161,103	1,220,335

Total Mortgage-Backed Securities			377,032,084

U.S. GOVERNMENT & AGENCY OBLIGATIONS–2.8%
FHLMC, 7.00%, 03/15/2010	AAA	10,800,000	12,191,342
FNMA, 5.125%, 02/13/2004	AAA	53,946,000	56,075,465

Total U.S. Government & Agency Obligations			68,266,807

EVERGREEN
Foundation Fund
Schedule of Investments (continued)

September 30, 2001 (Unaudited)

	Credit Rating^	Principal Amount	Value

U.S. TREASURY OBLIGATIONS–13.2%
U.S. Treasury Bonds:
6.25%, 08/15/2023 ##	AAA	$128,975,000	$141,529,943
8.125%, 05/15/2021 ##	AAA	25,000,000	33,101,575
U.S. Treasury Notes:
5.875%, 11/15/2004 ##	AAA	53,435,000	57,317,427
6.00%, 08/15/2009 ##	AAA	53,000,000	58,302,120
7.00%, 07/15/2006 ##	AAA	25,215,000	28,570,763

Total U.S. Treasury Obligations			318,821,828

YANKEE OBLIGATIONS-GOVERNMENT–0.6%
Canada:
4.625%, 10/03/2006	AA-	10,000,000	10,015,480
5.75%, 02/15/2009	A+	2,500,000	2,540,730
7.75%, 06/04/2002	AA	1,500,000	1,546,300

Total Yankee Obligations-Government			14,102,510

		Shares	Value

COMMON STOCKS–54.2%
CONSUMER DISCRETIONARY–5.9%
Automobiles–0.2%
General Motors Corp.		86,300	3,702,270

Hotels, Restaurants & Leisure–0.6%
McDonald’s Corp.		541,600	14,699,024

Media–2.1%
AOL Time Warner, Inc. *		770,070	25,489,317
Comcast Cable Communications Corp., Class A *		264,800	9,498,376
New York Times Co., Class A		136,000	5,308,080
Omnicom Group, Inc.		77,300	5,016,770
Walt Disney Co.		342,800	6,382,936

			51,695,479

Multi-line Retail–1.6%
Sears, Roebuck & Co.		167,200	5,791,808
Wal-Mart Stores, Inc.		647,340	32,043,330

			37,835,138

Specialty Retail–1.4%
Best Buy Co., Inc. *@		125,600	5,708,520
Home Depot, Inc.		564,700	21,667,539
Lowe’s Companies, Inc. @		188,200	5,956,530

			33,332,589

EVERGREEN
Foundation Fund
Schedule of Investments (continued)

September 30, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS–continued
CONSUMER STAPLES–4.9%
Beverages–1.5%
Coca-Cola Co.	366,300	$17,161,155
PepsiCo., Inc.	362,940	17,602,590

		34,763,745

Food & Drug Retailing–0.4%
Safeway, Inc. *	263,400	10,462,248

Food Products–0.7%
General Mills, Inc.	181,000	8,235,500
Hershey Foods Corp.	139,100	9,092,967

		17,328,467

Household Products–1.0%
Procter & Gamble Co.	342,200	24,908,738

Personal Products–0.2%
Kimberly-Clark Corp.	82,600	5,121,200

Tobacco–1.1%
Philip Morris Companies, Inc.	533,500	25,762,715

ENERGY–2.8%
Energy Equipment & Services–0.5%
Baker Hughes, Inc.	245,330	7,102,303
Halliburton Co.	233,800	5,272,190

		12,374,493

Oil & Gas–2.3%
BP Amoco Plc, ADR	140,100	6,888,717
Chevron Corp.	105,200	8,915,700
Exxon Mobil Corp.	637,652	25,123,489
Texaco, Inc.	205,000	13,325,000

		54,252,906

FINANCIALS–9.0%
Banks–4.0%
Bank of America Corp.	480,400	28,055,360
Fifth Third Bancorp	204,286	12,559,503
FleetBoston Financial Corp.	390,700	14,358,225
PNC Financial Services Group	163,500	9,360,375
Washington Mutual, Inc.	368,370	14,174,878
Wells Fargo & Co.	388,900	17,286,605

		95,794,946

Diversified Financials–3.6%
Charles Schwab Corp.	433,500	4,985,250
Citigroup, Inc.	994,558	40,279,599
Fannie Mae	212,600	17,020,756

EVERGREEN
Foundation Fund
Schedule of Investments (continued)

September 30, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS–continued
FINANCIALS–continued
Diversified Financials–continued
Freddie Mac	245,800	$15,977,000
J.P. Morgan Chase & Co.	283,900	9,695,185

		87,957,790

Insurance–1.4%
American International Group, Inc.	299,300	23,345,400
MetLife, Inc. *@	347,400	10,317,780

		33,663,180

HEALTH CARE–12.1%
Biotechnology–0.5%
Amgen, Inc. *	221,900	13,041,063

Health Care Equipment & Supplies–2.1%
Baxter International, Inc.	249,600	13,740,480
Becton Dickinson & Co.	259,700	9,608,900
Medtronic, Inc.	283,400	12,327,900
Saint Jude Medical, Inc. *	131,600	9,008,020
Zimmer Holdings, Inc. *	222,330	6,169,658

		50,854,958

Health Care Providers & Services–1.4%
HCA-The Healthcare Corp.	213,700	9,469,047
McKesson HBOC, Inc.	248,300	9,383,257
Tenet Healthcare Corp. *	111,400	6,645,010
Wellpoint Health Networks, Inc., Class A *	70,100	7,651,415

		33,148,729

Pharmaceuticals–8.1%
Abbott Laboratories	463,700	24,042,845
American Home Products Corp.	307,450	17,908,963
AmerisourceBergen Corp. *@	147,700	10,479,315
Bristol-Myers Squibb Co.	353,000	19,612,680
Eli Lilly & Co.	176,000	14,203,200
Johnson & Johnson Co.	518,010	28,697,754
Merck & Co., Inc.	344,800	22,963,680
Pfizer, Inc.	1,083,925	43,465,392
Pharmacia Corp.	305,600	12,395,136

		193,768,965

INDUSTRIALS–6.2%
Aerospace & Defense–0.6%
Lockheed Martin Corp.	241,600	10,570,000
United Technologies Corp.	83,900	3,901,350

		14,471,350

EVERGREEN
Foundation Fund
Schedule of Investments (continued)

September 30, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS–continued
INDUSTRIALS–continued
Commercial Services & Supplies–1.1%
Automatic Data Processing, Inc.	163,800	$7,705,152
Cendant Corp. *	419,000	5,363,200
First Data Corp.	95,500	5,563,830
Waste Management, Inc.	289,000	7,727,860

		26,360,042

Industrial Conglomerates–3.7%
General Electric Co.	1,523,600	56,677,920
Minnesota Mining & Manufacturing Co.	126,900	12,486,960
Tyco International, Ltd.	435,287	19,805,559

		88,970,439

Machinery–0.6%
Caterpillar, Inc.	145,500	6,518,400
Deere & Co.	188,000	7,070,680

		13,589,080

Road & Rail–0.2%
Union Pacific Corp. @	128,500	6,026,650

INFORMATION TECHNOLOGY–6.9%
Communications Equipment–1.2%
Cisco Systems, Inc. *	1,443,800	17,585,484
Motorola, Inc.	458,700	7,155,720
QUALCOMM, Inc. *	109,000	5,181,860

		29,923,064

Computers & Peripherals–1.3%
Dell Computer Corp. *	344,500	6,383,585
International Business Machines Corp.	272,200	25,124,060

		31,507,645

Semiconductor Equipment & Products–1.2%
Intel Corp.	1,390,200	28,415,688

Software–3.2%
Citrix Systems, Inc. *	177,600	3,516,480
Intuit, Inc. *	385,200	13,790,160
Microsoft Corp. *	746,200	38,183,054
Oracle Corp. *	1,726,300	21,716,854

		77,206,548

EVERGREEN
Foundation Fund
Schedule of Investments (continued)

September 30, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS–continued
MATERIALS–1.8%
Chemicals–0.9%
Dow Chemical Co.	319,600	$10,470,096
E.I. DuPont De Nemours & Co.	292,500	10,974,600

		21,444,696

Metals & Mining–0.2%
Alcoa, Inc.	174,100	5,398,841

Paper & Forest Products–0.7%
Georgia-Pacific Corp. @	249,600	7,185,984
International Paper Co.	278,000	9,674,400

		16,860,384

TELECOMMUNICATION SERVICES–3.1%
Diversified Telecommunication Services–2.4%
BellSouth Corp.	258,900	10,757,295
SBC Communications, Inc.	525,900	24,780,408
Verizon Communications, Inc.	272,118	14,724,305
WorldCom, Inc.	562,700	8,463,008

		58,725,016

Wireless Telecommunications Services–0.7%
AT&T Wireless Services, Inc. *	365,994	5,467,950
Sprint Corp. (PCS Group) *@	408,600	10,742,094

		16,210,044

UTILITIES–1.5%
Electric Utilities–1.5%
American Electric Power Co., Inc.	192,100	8,304,483
Calpine Corp. *@	139,700	3,186,557
Duke Energy Corp.	148,300	5,613,155
Exelon Corp.	105,600	4,709,760
Southern Co.	216,900	5,201,262
Xcel Energy, Inc.	296,800	8,354,920

		35,370,137

Total Common Stocks		1,304,948,267

SHORT-TERM INVESTMENTS–19.8%
MUTUAL FUND SHARES–19.8%
Evergreen Institutional Money Market Fund ø	435,062,825	435,062,825
Navigator Prime Portfolio @@	41,512,263	41,512,263

Total Short-Term Investments		476,575,088

Total Investments–(cost $2,658,714,982)–111.4%		2,681,016,987
Other Assets and Liabilities–(11.4%)		(273,371,179)

Net Assets–100.0%		$2,407,645,808

See Combined Notes to Schedules of Investments.

EVERGREEN
Tax Strategic Foundation Fund
Schedule of Investments

September 30, 2001 (Unaudited)

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–55.9%
EDUCATION–4.3%
Massachusetts Hlth. & Edl. Facs. Auth. RB, Univ. of MA Proj.,
Ser. A, 5.75%, 10/01/2019, (Insd. by FGIC)	AAA	$1,000,000	$1,073,970
New York Dorm. Auth. RB:
5.50%, 08/01/2011, (Insd. by FGIC)	AAA	2,500,000	2,783,100
5.75%, 05/15/2013, (Insd. by FGIC)	AAA	4,755,000	5,313,236

			9,170,306

GENERAL OBLIGATION–LOCAL–17.4%
Cambria Cnty., PA GO, 5.50%, 08/15/2016, (Insd. by FGIC)	AAA	2,375,000	2,501,991
Chicago, IL GO, City Colleges Capital Impt.,
6.00%, 01/01/2011, (Insd. by FGIC)	Aa3	3,000,000	3,387,870
Clark Cnty., WA GO, Sch. Dist. 117:
5.50%, 12/01/2016, (Insd. by FSA)	AAA	3,500,000	3,683,155
5.50%, 12/01/2017, (Insd. by FSA)	AAA	2,000,000	2,090,840
Cranston, RI GO, 5.50%, 07/15/2015, (Insd. by MBIA)	AAA	3,025,000	3,217,662
District of Columbia GO, Refunding, Ser. B,
5.50%, 06/01/2014, (Insd. by FSA)	AAA	5,000,000	5,393,412
New York, NY GO:
Ser. F, 5.25%, 08/01/2016, (Insd. by MBIA/IBC)	AAA	5,000,000	5,166,750
Ser. G, 5.35%, 08/01/2013, (Insd. by FGIC)	AAA	2,000,000	2,119,880
Pittsburgh, PA GO, Ser. A, 5.50%, 09/01/2014,
(Insd. by AMBAC)	AAA	3,115,000	3,427,310
Snohomish Cnty., WA GO, Sch. Dist. 15, 5.70%, 12/01/2015,
(Insd. by FGIC)	AAA	500,000	528,690
Will Cnty., IL GO, Sch. Dist. 61, 0.00%, 01/01/2016,
(Insd. by FGIC) ¤	Aaa	2,000,000	972,680
Worcester, MA GO, Ser. A, 5.50%, 04/01/2019, (Insd. by FSA)	AAA	4,000,000	4,217,520

			36,707,760

GENERAL OBLIGATION–STATE–2.0%
Nevada GO, Colorado River Commission, Ser. A, 5.625%,
09/15/2024, (Insd. by FGIC)	AAA	4,010,000	4,183,312

HOSPITAL–4.6%
Massachusetts Hlth. & Edl. Facs. Auth. RB,
Beth Israel Deaconess Med. Ctr., Ser. G, 5.75%, 07/01/2012	AAA	2,500,000	2,574,225
New York City Hlth. & Hosp. Corp. RB, Ser. A, 5.125%,
02/15/2014	AAA	2,000,000	2,068,020
New York Med. Care Facs. RB, Unrefunded, Ser. B, 6.25%,
08/15/2010, (Insd. by AMBAC)	AAA	35,000	36,206
Oklahoma Indl. Auth. RRB, Ser. A, 6.25%, 08/15/2015,
(Insd. by MBIA)	AAA	4,010,000	4,465,376
Salt Lake City, UT Hosp. RRB, 6.30%, 02/15/2015,
(Insd. by MBIA/IBC)	AAA	500,000	585,735

			9,729,562

EVERGREEN
Tax Strategic Foundation Fund
Schedule of Investments (continued)

September 30, 2001 (Unaudited)

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–continued
HOUSING–3.6%
Alaska Hsg. Fin. Corp. RB, Ser. A, 6.05%, 12/01/2017,
(Insd. by MBIA)	AAA	$565,000	$594,538
Massachusetts HFA RB, Ser. A, 5.95%, 10/01/2008,
(Insd. by AMBAC)	AAA	250,000	263,097
Missouri Hsg. Dev. Commission SFHRB, Ser. B, 6.25%,
09/01/2015, (Insd. by GNMA & FNMA)	AAA	625,000	665,119
New York Mtge. Agcy. SFHRB:
Ser. 44, 6.60%, 04/01/2003	Aa1	250,000	260,765
Ser. 63, 5.60%, 04/01/2010	Aa1	500,000	539,285
North Carolina HFA SFHRB, Ser. 00, 5.80%, 09/01/2012,
(Insd. by HFA)	AA	490,000	527,451
Puerto Rico Hsg. Bank & Fin. Agcy. SFHRB, 5.85%, 04/01/2009,
(Insd. by GNMA/FNMA/FHLMC)	AAA	360,000	384,948
Utah HFA SFHRB, Ser. B-1, Class 1, 6.00%, 07/01/2016,
(Insd. by FHA)	AAA	360,000	382,108
Virginia Hsg Dev. Auth. RB, Ser. B, 5.45%, 01/01/2016	AA+	3,930,000	4,046,564

			7,663,875

INDUSTRIAL DEVELOPMENT REVENUE–1.2%
Hillsborough Cnty., FL Sch. Board COP, Master Lease Program,
Ser. A, 5.375%, 07/01/2021, (Insd. by MBIA)	AAA	2,500,000	2,571,000

LEASE–2.8%
Fulton Cnty., GA Facs. Corp. COP, 6.00%, 11/01/2015,
(Insd. by AMBAC)	AAA	2,000,000	2,243,040
St. Louis, MO Muni. Fin. Corp. RB, Ser. A, 5.95%, 02/15/2016,
(Insd. by AMBAC)	AAA	500,000	562,930
Texas Pub. Fin. Auth. RB, 5.00%, 08/01/2015,
(Insd. by AMBAC)	AAA	2,960,000	3,001,706

			5,807,676

MISCELLANEOUS REVENUE–0.1%
Michigan Muni. Bond Auth. RB, Unrefunded, Ser. B, 6.55%,
11/01/2008, (Insd. by AMBAC)	AAA	105,000	117,440

POWER–1.2%
Washington Pub. Pwr. Supply RRB, Ser. C, 5.50%, 07/01/2017	AAA	2,500,000	2,588,125

SALES TAX–1.0%
Washington DC Convention Ctr. Auth. RB, Sr. Lien, 5.25%,
10/01/2014, (Insd. by AMBAC)	AAA	2,000,000	2,092,880

TRANSPORTATION–11.1%
Alabama Docks Dept. Facs. RRB, 5.50%, 10/01/2022,
(Insd. by MBIA)	AAA	5,000,000	5,175,850
Atlanta, GA Arpt. RRB, Ser. A, 5.75%, 01/01/2020	AAA	1,000,000	1,062,380

EVERGREEN
Tax Strategic Foundation Fund
Schedule of Investments (continued)

September 30, 2001 (Unaudited)

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–continued
TRANSPORTATION–continued
Delaware River Port Auth., PA & NJ RB, 5.625%, 01/01/2013,
(Insd. by FSA)	AAA	$1,000,000	$1,094,120
Illinois Toll Hwy. Auth. RRB, Ser. A, 5.50%, 01/01/2014	AAA	2,500,000	2,735,875
Massachusetts Turnpike Auth. RRB, Sr. Ser. A, 5.125%,
01/01/2017, (Insd. by MBIA)	AAA	3,000,000	3,055,440
New Jersey Transit Corp. COP, Fed. Transit Admin. Grants,
Ser. A, 6.125%, 09/15/2015, (Insd. by AMBAC)	AAA	2,500,000	2,804,875
New Jersey Turnpike Auth. RB, Ser. C, 6.50%, 01/01/2016,
(Insd. by MBIA/IBC)	AAA	1,400,000	1,682,324
New York City Trans. Auth. COP, Ser. A, 5.40%, 01/01/2019,
(Insd. by AMBAC)	AAA	2,500,000	2,594,950
Port Auth. of NY & NJ RB, Ser. 97, 7.00%, 07/15/2005,
(Insd. by FGIC)	AAA	250,000	280,985
Wisconsin Trans. RB, 5.50%, 07/01/2016	AAA	2,800,000	2,959,096

			23,445,895

UTILITY–0.6%
Brownsville, TX Util. Sys. RRB, 6.25%, 09/01/2014,
(Insd. by MBIA)	AAA	1,000,000	1,164,700

WATER & SEWER–6.0%
Detroit, MI Wtr. Supply Sys. RB, Sr. Lien, Ser. A, 5.50%,
07/01/2014, (Insd. by FGIC)	Aa3	1,000,000	1,077,340
Houston, TX Wtr. Conveyance Sys. COP, Ser. H, 7.50%,
12/15/2010, (Insd. by AMBAC)	AAA	500,000	621,480
Nashville & Davidson Cnty., TN Wtr. & Swr. RRB, 5.50%,
01/01/2014, (Insd. by MBIA)	AAA	2,000,000	2,120,060
New York Env. Facs. Corp. RB, Ser. A, 6.00%, 06/15/2017	AAA	3,255,000	3,590,070
Ohio Wtr. Dev. Auth. RB, 5.25%, 12/01/2017,
(Insd. by AMBAC)	AAA	3,000,000	3,084,060
Seattle, WA Wtr. Sys. RB, Ser. B, 5.75%, 07/01/2023,
(Insd. by FGIC)	AAA	2,000,000	2,106,620

			12,599,630

Total Municipal Obligations			117,842,161

		Shares	Value

COMMON STOCKS–42.9%
CONSUMER DISCRETIONARY–4.7%
Automobiles–0.3%
Ford Motor Co.		16,200	281,070
General Motors Corp.		6,400	274,560

			555,630

EVERGREEN
Tax Strategic Foundation Fund
Schedule of Investments (continued)

September 30, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS–continued
CONSUMER DISCRETIONARY–continued
Hotels, Restaurants & Leisure–0.4%
Carnival Corp., Class A	9,500	$209,190
McDonald’s Corp.	25,200	683,928

		893,118

Media–1.7%
AOL Time Warner, Inc. *	50,550	1,673,205
Comcast Cable Communications Corp., Class A *	15,300	548,811
Viacom, Inc., Class B *	19,300	665,850
Walt Disney Co.	38,100	709,422

		3,597,288

Multi-line Retail–1.5%
Kohl’s Corp. *	4,400	211,200
Target Corp.	23,300	739,775
Wal-Mart Stores, Inc.	42,300	2,093,850

		3,044,825

Specialty Retail–0.8%
Home Depot, Inc.	21,000	805,770
Lowe’s Companies, Inc.	30,000	949,500

		1,755,270

CONSUMER STAPLES–4.6%
Beverages–1.9%
Anheuser-Busch Companies, Inc.	12,200	510,936
Coca-Cola Co.	34,300	1,606,955
PepsiCo., Inc.	36,500	1,770,250

		3,888,141

Food & Drug Retailing–0.8%
CVS Corp.	10,300	341,960
Kroger Co. *	11,000	271,040
Safeway, Inc. *	16,300	647,436
Walgreen Co.	10,400	358,072

		1,618,508

Food Products–0.1%
Hershey Foods Corp.	4,400	287,628

Household Products–0.6%
Procter & Gamble Co.	17,700	1,288,383

Personal Products–0.5%
Colgate-Palmolive Co.	6,600	384,450
Kimberly-Clark Corp.	11,300	700,600

		1,085,050

EVERGREEN
Tax Strategic Foundation Fund
Schedule of Investments (continued)

September 30, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS–continued
CONSUMER STAPLES–continued
Tobacco–0.7%
Philip Morris Companies, Inc.	31,300	$1,511,477

ENERGY–2.3%
Energy Equipment & Services–0.6%
Baker Hughes, Inc.	16,800	486,360
Diamond Offshore Drilling, Inc. @	10,700	269,854
Halliburton Co.	8,200	184,910
Schlumberger, Ltd.	7,800	356,460

		1,297,584

Oil & Gas–1.7%
Exxon Mobil Corp.	66,600	2,624,040
Royal Dutch Petroleum Co.	17,900	899,475

		3,523,515

FINANCIALS–7.2%
Banks–1.4%
Bank of America Corp.	15,400	899,360
Fifth Third Bancorp	6,500	399,620
FleetBoston Financial Corp.	18,591	683,219
Wells Fargo & Co.	18,900	840,105

		2,822,304

Diversified Financials–3.5%
American Express Co.	24,800	720,688
Charles Schwab Corp.	20,800	239,200
Citigroup, Inc.	52,900	2,142,450
Fannie Mae	19,100	1,529,146
J.P. Morgan Chase & Co.	37,500	1,280,625
Merrill Lynch & Co., Inc.	14,500	588,700
Morgan Stanley Dean Witter & Co.	9,200	426,420
USA Education, Inc.	6,200	514,042

		7,441,271

Insurance–2.3%
AFLAC, Inc.	8,800	237,600
Allstate Corp.	7,900	295,065
American International Group, Inc.	43,744	3,412,032
Chubb Corp.	3,800	271,358
CIGNA Corp.	3,200	265,440
Marsh & McLennan Co.	3,500	338,450

		4,819,945

HEALTH CARE–10.2%
Biotechnology–0.4%
Amgen, Inc. *	13,800	811,026

EVERGREEN
Tax Strategic Foundation Fund
Schedule of Investments (continued)

September 30, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS–continued
HEALTH CARE–continued
Health Care Equipment & Supplies–1.3%
Baxter International, Inc.	6,300	$346,815
Becton Dickinson & Co.	10,100	373,700
Guidant Corp. *	9,200	354,200
Medtronic, Inc.	36,000	1,566,000
Zimmer Holdings, Inc. *	1,990	55,223

		2,695,938

Health Care Providers & Services–0.4%
HCA-The Healthcare Corp.	7,400	327,894
Tenet Healthcare Corp. *	7,200	429,480

		757,374

Pharmaceuticals–8.1%
Abbott Laboratories	23,900	1,239,215
American Home Products Corp.	40,000	2,330,000
Bristol-Myers Squibb Co.	19,900	1,105,644
Eli Lilly & Co.	24,900	2,009,430
Johnson & Johnson Co.	44,072	2,441,589
Merck & Co., Inc.	33,800	2,251,080
Pfizer, Inc.	93,150	3,735,315
Pharmacia Corp.	25,244	1,023,896
Schering-Plough Corp.	28,200	1,046,220

		17,182,389

INDUSTRIALS–3.6%
Aerospace & Defense–0.5%
Boeing Co.	9,500	318,250
Lockheed Martin Corp.	9,100	398,125
United Technologies Corp.	7,000	325,500

		1,041,875

Commercial Services & Supplies–0.5%
Automatic Data Processing, Inc.	15,500	729,120
First Data Corp.	5,000	291,300

		1,020,420

Electrical Equipment–0.2%
Emerson Electric Co.	7,900	371,774

Industrial Conglomerates–2.3%
General Electric Co.	61,200	2,276,640
Honeywell International, Inc.	22,300	588,720
Minnesota Mining & Manufacturing Co.	4,200	413,280
Tyco International, Ltd.	35,258	1,604,239

		4,882,879

EVERGREEN
Tax Strategic Foundation Fund
Schedule of Investments (continued)

September 30, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS–continued
INDUSTRIALS–continued
Machinery–0.1%
Caterpillar, Inc.	7,700	$344,960

INFORMATION TECHNOLOGY–7.1%
Communications Equipment–0.6%
Cisco Systems, Inc. *	72,500	883,050
McData Corp., Class A *	883	7,409
QUALCOMM, Inc. *	8,300	394,582

		1,285,041

Computers & Peripherals–2.9%
Dell Computer Corp. *	22,600	418,778
Hewlett-Packard Co.	18,700	301,070
International Business Machines Corp.	50,000	4,615,000
Lexmark International Group, Inc., Class A *	4,700	210,137
Sun Microsystems, Inc. *	60,000	496,200

		6,041,185

IT Consulting & Services–0.3%
Electronic Data Systems Corp.	11,500	662,170

Semiconductor Equipment & Products–1.5%
Advanced Micro Devices, Inc. *	19,200	156,480
Altera Corp. *	8,300	135,954
Applied Materials, Inc. *	9,600	273,024
Intel Corp.	96,000	1,962,240
Micron Technology, Inc. *	8,300	156,289
Texas Instruments, Inc.	16,900	422,162

		3,106,149

Software–1.8%
Intuit, Inc. *	9,000	322,200
Microsoft Corp. *	51,300	2,625,021
Oracle Corp. *	57,700	725,866
Veritas Software Corp. *	8,200	151,208

		3,824,295

MATERIALS–0.6%
Chemicals–0.5%
Dow Chemical Co.	8,700	285,012
E.I. DuPont De Nemours & Co.	19,000	712,880

		997,892

Metals & Mining–0.1%
Alcoa, Inc.	9,200	285,292

EVERGREEN
Tax Strategic Foundation Fund
Schedule of Investments (continued)

September 30, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS–continued
TELECOMMUNICATION SERVICES–2.1%
Diversified Telecommunication Services–1.6%
BellSouth Corp.	19,500	$810,225
SBC Communications, Inc.	26,500	1,248,680
Verizon Communications, Inc.	23,800	1,287,818

		3,346,723

Wireless Telecommunications Services–0.5%
AT&T Wireless Services, Inc. *	25,116	375,233
Sprint Corp. (PCS Group) *	25,600	673,024

		1,048,257

UTILITIES–0.5%
Electric Utilities–0.3%
Duke Energy Corp.	12,000	454,200
Mirant Corp. *	3,021	66,160
Southern Co.	7,600	182,248

		702,608

Gas Utilities–0.2%
El Paso Corp.	6,400	265,920
Enron Corp.	7,300	198,779

		464,699

Total Common Stocks		90,302,883

SHORT-TERM INVESTMENTS–1.1%
MUTUAL FUND SHARES–1.1%
Evergreen Institutional Municipal Money Market Fund ø	1,340,088	1,340,088
Navigator Prime Portfolio @@	958,700	958,700

Total Short-Term Investments		2,298,788

Total Investments–(cost $201,862,485)–99.9%		210,443,832
Other Assets and Liabilities–0.1%		308,306

Net Assets–100.0%		$210,752,138

See Combined Notes to Schedules of Investments.

Combined Notes to Schedules of Investments

September 30, 2001 (Unaudited)

Symbol	Description

144A	Security that may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees.
*	Non-income producing security.
¤	Security issued in zero coupon form with no periodic interest payments but is acquired at a discount that results in a current yeild to maturity. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected income to be earned over the life of the bond from amortization of discount at acquisition.
@	All or a portion of this security is on loan.
@@	Represents investment of cash collateral received for securities on loan.
^	Credit ratings are unaudited and rated by Moody’s Investors Service where Standard and Poor’s ratings are not available.
ø	The advisor of the Fund and the advisor of the money market fund are each a subsidiary of Wachovia Corporation.
#	When-issued security.
##	All or a portion of the security has been segregated for when-issued securities.

Summary of Abbreviations:
ADR	American Depository Receipt
AMBAC	American Municipal Bond Assurance Corp.
COP	Certificates of Participation
FGIC	Financial Guaranty Insurance Corp.
FHA	Federal Housing Authority
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FSA	Financial Security Assurance, Inc.
GNMA	Government National Mortgage Association
GO	General Obligation
HFA	Housing Finance Authority
IBC	Insured Bond Certification
MBIA	Municipal Bond Investors Assurance Corp.
MTN	Medium Term Note
RB	Revenue Bond
REIT	Real Estate Investment Trust
RRB	Refunding Revenue Bond
SFHRB	Single Family Housing Revenue Bond
TBA	To Be Announced

See Combined Notes to Financial Statements.

EVERGREEN
Balanced Funds
Statements of Assets and Liabilities

September 30, 2001 (Unaudited)

	Balanced Fund	Foundation Fund	Tax Strategic Foundation Fund

Assets
Identified cost of securities	$1,089,465,502	$2,658,714,982	$201,862,485
Net unrealized gains or losses on securities	(5,577,725)	22,302,005	8,581,347

Market value of securities	1,083,887,777	2,681,016,987	210,443,832
Cash	892	27,366	138,333
Receivable for securities sold	7,234,927	113,089,311	0
Receivable for Fund shares sold	264,473	929,058	50,615
Dividends and interest receivable	5,246,795	7,866,025	1,668,289
Prepaid expenses and other assets	160,816	69,138	26,422

Total assets	1,096,795,680	2,802,997,885	212,327,491

Liabilities
Payable for securities purchased	71,812,024	348,627,097	0
Payable for Fund shares redeemed	824,717	4,779,971	528,838
Payable for securities on loan	0	41,512,263	958,700
Advisory fee payable	28,934	129,518	12,862
Distribution Plan expenses payable	32,445	111,083	13,832
Due to other related parties	8,332	19,617	1,717
Accrued expenses and other liabilities	229,639	172,528	59,404

Total liabilities	72,936,091	395,352,077	1,575,353

Net assets	$1,023,859,589	$2,407,645,808	$210,752,138

Net assets represented by
Paid-in capital	$1,081,749,933	$2,457,907,832	$202,921,825
Undistributed (overdistributed) net investment income	(167,549)	120,874	9,003
Accumulated net realized losses on securities and foreign currency related transactions	(52,145,070)	(72,684,903)	(760,037
				)
Net unrealized gains or losses on securities	(5,577,725)	22,302,005	8,581,347

Total net assets	$1,023,859,589	$2,407,645,808	$210,752,138

Net assets consists of
Class A	$820,472,290	$424,552,191	$49,090,907
Class B	185,461,129	1,063,571,599	133,940,361
Class C	8,104,980	200,613,533	23,571,385
Class I*	9,821,190	718,908,485	4,149,485

	$1,023,859,589	$2,407,645,808	$210,752,138

Shares outstanding
Class A	108,057,960	27,094,586	3,381,425
Class B	24,380,308	68,284,554	9,239,983
Class C	1,064,776	12,884,715	1,628,395
Class I*	1,294,993	45,890,618	285,184

Net asset value per share
Class A	$7.59	$15.67	$14.52

Class A—Offering price (based on sales charge of 5.75%)	$8.05	$16.63	$15.41

Class B	$7.61	$15.58	$14.50

Class C	$7.61	$15.57	$14.48

Class I*	$7.58	$15.67	$14.55

* Effective at the close of business on May 11, 2001, Class Y shares of the Funds were renamed as Institutional shares (Class I).

See Combined Notes to Financial Statements.

EVERGREEN
Balanced Funds
Statements of Operations

Six Months Ended September 30, 2001 (Unaudited)

	Balanced Fund	Foundation Fund	Tax Strategic Foundation Fund

Investment income
Dividends (net of foreign withholding taxes of $166, $5,798 and $5,202, respectively)	$3,592,184	$9,224,185	$616,264
Interest	14,976,721	33,756,600	3,425,084

Total investment income	18,568,905	42,980,786	4,041,348

Expenses
Advisory fee	2,096,804	8,846,569	871,879
Distribution Plan expenses	2,213,590	7,732,659	937,285
Administrative services fees	568,937	1,354,965	116,820
Transfer agent fee	1,065,380	3,768,066	161,131
Trustees’ fees and expenses	11,816	27,961	2,374
Printing and postage expenses	93,681	126,301	27,502
Custodian fee	144,899	334,318	21,971
Registration and filing fees	35,144	44,207	15,182
Professional fees	15,492	22,800	9,839
Interest expense	315	0	495
Other	10,335	33,503	2,175

Total expenses	6,256,394	22,291,348	2,166,652
Less: Expense reductions	(16,204)	(35,758)	(3,410)

Net expenses	6,240,190	22,255,589	2,163,242

Net investment income	12,328,715	20,725,196	1,878,106

Net realized and unrealized gains or losses on securities
Net realized losses on securities	(35,031,844)	(61,074,001)	(466,122)

Net change in unrealized gains or losses on securities	(41,106,233)	(89,519,909)	(9,092,925)

Net realized and unrealized losses on securities	(76,138,077)	(150,593,910)	(9,559,047)

Net decrease in net assets resulting from operations	$(63,809,362)	$(129,868,714)	$(7,680,941)

See Combined Notes to Financial Statements.

EVERGREEN
Balanced Funds
Statements of Changes in Net Assets

Six Months Ended September 30, 2001 (Unaudited)

	Balanced Fund	Foundation Fund	Tax Strategic Foundation Fund

Operations
Net investment income	$12,328,715	$20,725,196	$1,878,106
Net realized losses on securities	(35,031,844)	(61,074,001)	(466,122)
Net change in unrealized gains or losses on securities	(41,106,233)	(89,519,909)	(9,092,925)

Net decrease in net assets resulting from operations	(63,809,362)	(129,868,714)	(7,680,941)

Distributions to shareholders from
Net investment income
Class A	(10,538,572)	(4,488,979)	(585,566)
Class B	(1,620,124)	(6,764,862)	(1,035,305)
Class C	(67,165)	(1,311,059)	(182,381)
Class I*	(150,728)	(8,490,309)	(59,422)

Total distributions to shareholders	(12,376,589)	(21,055,209)	(1,862,674)

Capital share transactions
Proceeds from shares sold	23,672,831	115,473,877	4,022,335
Net asset value of shares issued in reinvestment of distributions	10,275,731	19,644,899	1,525,985
Payment for shares redeemed	(103,531,608)	(389,204,740)	(30,585,211)

Net decrease in net assets resulting from capital share transactions	(69,583,046)	(254,085,964)	(25,036,891)

Total decrease in net assets	(145,768,997)	(405,009,887)	(34,580,506)
Net assets
Beginning of period	1,169,628,586	2,812,655,695	245,332,644

End of period	$1,023,859,589	$2,407,645,808	$210,752,138

Undistributed (overdistributed) net investment income	$(167,549)	$120,874	$9,003

* Effective at the close of business on May 11, 2001, Class Y shares of the Funds were renamed as Institutional shares (Class I).

See Combined Notes to Financial Statements.

EVERGREEN
Balanced Funds
Statements of Changes in Net Assets

Year Ended March 31, 2001

	Balanced Fund	Foundation Fund	Tax Strategic Foundation Fund

Operations
Net investment income	$35,963,803	$41,066,792	$4,476,180
Net realized gains on securities and foreign currency related transactions	43,969,235	100,440,797	8,844,696
Net change in unrealized gains or losses on securities and foreign currency related transactions	(230,759,761)	(725,501,174)	(42,961,103)

Net decrease in net assets resulting from operations	(150,826,723)	(583,993,585)	(29,640,227)

Distributions to shareholders from
Net investment income
Class A	(29,227,287)	(8,457,810)	(1,408,724)
Class B	(4,758,699)	(11,761,843)	(2,489,481)
Class C	(106,281)	(2,048,325)	(454,879)
Class I*	(470,850)	(18,238,313)	(153,036)
Net realized gains
Class A	(157,356,628)	(67,252,145)	0
Class B	(36,441,586)	(213,227,837)	0
Class C	(818,897)	(17,235,027)	0
Class I*	(2,245,780)	(148,803,007)	0

Total distributions to shareholders	(231,426,008)	(487,024,307)	(4,506,120)

Capital share transactions
Proceeds from shares sold	46,503,387	404,993,993	18,933,831
Net asset value of shares issued in reinvestment of distributions	208,556,345	461,338,205	3,747,038
Payment of shares redeemed	(268,782,346)	(762,365,276)	(75,333,629)
Net asset value of shares issued in acquisition	0	429,406,942	0

Net increase (decrease) in net assets resulting from capital share transactions	(13,722,614)	533,373,864	(52,652,760)

Total decrease in net assets	(395,975,345)	(537,644,028)	(86,799,107)
Net assets
Beginning of period	1,565,603,931	3,350,299,723	332,131,751

End of period	$1,169,628,586	$2,812,655,695	$245,332,644

Undistributed (overdistributed) net investment income	$(119,675)	$450,887	$(6,429)

* Effective at the close of business on May 11, 2001, Class Y shares of the Funds were renamed as Institutional shares (Class I).

See Combined Notes to Financial Statements.

Combined Notes to Financial Statements (Unaudited)

1. ORGANIZATION

The Evergreen Balanced Funds consist of Evergreen Balanced Fund (“Balanced Fund”), Evergreen Foundation Fund (“Foundation Fund”) and Evergreen Tax Strategic Foundation Fund (“Tax Strategic Foundation Fund”), (collectively the “Funds”). Each Fund is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Funds offer Class A, Class B, Class C and Institutional (“Class I”) classes of shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A and are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class I shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Effective at the close of business on May 11, 2001, Class Y shares of the Funds were renamed as Class I. This did not change the fee and expense structure of the Class Y shareholders or their rights and privileges.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investment or securities with similar characteristics.

Securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

B. Foreign Currency Translation

All assets and liabilities denominated in foreign currencies are translated in U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

C. Foreign Currency Contracts

A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Funds enter into foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Funds from adverse changes in the relationship between currencies. Foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

Combined Notes to Financial Statements (Unaudited) (continued)

D. When-issued and Delayed Delivery Transactions

The Funds record when-issued securities no later than one business day after the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

E. Securities Lending

The Funds may lend their securities to certain qualified brokers in order to earn additional income. The Funds receive compensation in the form of fees or interest earned on the investment of any cash collateral received. The Funds receive collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Funds could experience delays and costs in recovering the loaned securities or in gaining access to the collateral.

F. Security Transactions and Investment Income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums relating to fixed-income securities held by the Funds. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

G. Federal Taxes

Each Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

H. Distributions

Distributions to shareholders are recorded on the ex-dividend date. Distributions from net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

I. Class Allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly owned subsidiary of Wachovia Corporation (formerly, First Union Corporation), is the investment advisor to the Funds and is paid a management fee that is calculated and paid daily.

The management fee for the Balanced Fund is computed daily at an annual rate of 1.50% of the Fund’s gross investment income plus an amount determined by applying percentage rates, starting at 0.51% and declining to 0.21% per annum as net assets increase, to the average daily net assets of the Fund.

The management fee for Foundation Fund and Tax Strategic Foundation Fund are computed and paid daily based on the Fund’s average daily net assets, in accordance with the following schedule:

	Management Fee Rate Starts at:	and Declines as Net Assets Increase to:

Foundation Fund	0.775%	0.600%
Tax Strategic Foundation Fund	0.750%	0.600%

Combined Notes to Financial Statements (Unaudited) (continued)

For the six months ended September 30, 2001, Foundation Fund incurred brokerage commissions of $1,126,436 with First Union Securities, Inc., an affiliate of Wachovia Corporation.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly owned subsidiary of Wachovia Corporation, is the administrator to the Funds. As administrator, EIS provides the Funds with facilities, equipment and personnel and is paid an administrative fee of 0.10% of each Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly owned subsidiary of Wachovia Corporation, is the transfer and dividend disbursing agent for the Funds.

Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. (“EDI”), a wholly owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Funds.

Each Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Distribution plans permit a Fund to compensate its principal underwriter for costs related to selling shares of the Fund and for various other specified services. These costs consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund. Under the Distribution Plans, each class incurs distribution fees at the following annual rates:

Average Daily Net Assets

Class A	0.25%
Class B	1.00
Class C	1.00

Of the above amounts, each share class may pay under its Distribution Plan a maximum service fee of 0.25% of the average daily net assets of the class to pay for shareholder service fees. Distribution Plan expenses are calculated and paid daily.

During the six months ended September 30, 2001, amounts paid or accrued to EDI pursuant to each Fund’s Class A, Class B, and Class C Distribution Plans were as follows:

	Class A	Class B	Class C

Balanced Fund	$1,138,533	$1,034,422	$40,635
Foundation Fund	602,537	5,959,393	1,170,729
Tax Strategic Foundation Fund	68,418	738,790	130,077

With respect to Class B and Class C shares, the principal underwriter may pay distribution fees greater than the allowable annual amounts each Fund is permitted to pay under the Distribution Plans.

Each of the Distribution Plans may be terminated at any time by vote of the independent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

5. ACQUISITION

Effective on the close of business on July 21, 2000, Foundation Fund acquired substantially all the assets and assumed certain liabilities of Evergreen Capital Balanced Fund, an open-end management investment company registered under the 1940 Act, in an exchange of shares. The net assets were exchanged through a tax-free exchange for 8,255,336 Class A shares, 160,745 Class B shares, 12,975,507 Class C shares and 1,575 Class I (formerly, Class Y) shares of Evergreen Foundation Fund. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $13,086,522. The aggregate net assets of Foundation Fund and Evergreen Capital Balanced Fund immediately prior to the acquisition were $3,159,650,995 and $429,406,942, respectively. The aggregate net assets of Foundation Fund immediately after the acquisition was $3,589,057,937.

Combined Notes to Financial Statements (Unaudited) (continued)

6. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with $0.001 par value authorized. Shares of beneficial interest of the Funds are currently divided into Class A, Class B, Class C and Class I. Transactions in shares of the Funds were as follows:

BALANCED FUND

	Six Months Ended September 30, 2001		Year Ended March 31, 2001

	Shares	Amount	Shares	Amount

Class A
Shares sold	1,059,954	$8,721,113	1,751,019	$16,601,862
Automatic conversion of Class B shares to Class A shares	1,268,219	10,518,880	617,009	5,334,795
Shares issued in reinvestment of distributions	1,105,726	8,667,224	18,628,618	166,374,593
Shares redeemed	(9,637,295)	(78,723,624)	(21,480,080)	(213,714,142)

Net decrease	(6,203,396)	(50,816,407)	(483,434)	(25,402,892)

Class B
Shares sold	1,406,843	$11,521,179	2,406,684	$23,488,187
Automatic conversion of Class B shares to Class A shares	(1,266,982)	(10,518,880)	(616,590)	(5,334,795)
Shares issued in reinvestment of distributions	191,032	1,500,560	4,368,917	38,945,323
Shares redeemed	(2,422,208)	(19,773,065)	(5,005,653)	(49,266,606)

Net increase (decrease)	(2,091,315)	(17,270,206)	1,153,358	7,832,109

Class C
Shares sold	296,734	$2,446,256	613,560	$5,910,201
Shares issued in reinvestment of distributions	7,723	60,069	96,884	861,272
Shares redeemed	(140,592)	(1,138,796)	(117,057)	(1,155,696)

Net increase	163,865	1,367,529	593,387	5,615,777

Class I
Shares sold	117,695	$984,283	50,179	$503,137
Shares issued in reinvestment of distributions	6,086	47,878	267,209	2,375,157
Shares redeemed	(480,431)	(3,896,123)	(449,968)	(4,645,902)

Net decrease	(356,650)	(2,863,962)	(132,580)	(1,767,608)

Net decrease		($69,583,046)		($13,722,614)

FOUNDATION FUND

	Six Months Ended September 30, 2001		Year Ended March 31, 2001

	Shares	Amount	Shares	Amount

Class A
Shares sold	1,899,861	$32,211,780	4,759,005	$94,701,088
Automatic conversion of Class B shares to Class A shares	250,950	4,233,367	192,799	3,437,106
Shares issued in reinvestment of distributions	259,911	4,181,398	3,728,168	73,478,158
Shares redeemed	(5,220,774)	(87,032,655)	(7,803,106)	(153,472,074)
Share issued in acquisition of Evergreen Capital Balanced Fund	0	0	8,255,336	166,396,900

Net increase (decrease)	(2,810,052)	(46,406,110)	9,132,202	184,541,178

Class B
Shares sold	1,537,406	25,699,936	7,647,477	154,907,821
Automatic conversion of Class B shares to Class A shares	(252,628)	(4,233,367)	(194,184)	(3,437,106)
Shares issued in reinvestment of distributions	403,408	6,445,237	11,052,762	218,058,968
Shares redeemed	(8,040,782)	(131,705,260)	(13,257,634)	(259,796,120)
Shares issued in acquisition of Evegreen Capital Balanced Fund	0	0	160,745	3,219,415

Net increase (decrease)	(6,352,596)	(103,793,454)	5,409,166	112,952,978

Class C
Shares sold	199,146	3,331,697	1,455,284	29,329,588
Shares issued in reinvestment of distributions	74,470	1,191,219	954,675	18,226,466
Shares redeemed	(2,553,043)	(42,002,573)	(3,487,784)	(67,016,682)
Shares issued in acquisition of Evergreen Capital Balanced Fund	0	0	12,975,507	259,758,873

Net increase (decrease)	(2,279,427)	$(37,479,657)	11,897,682	$240,298,245

Combined Notes to Financial Statements (Unaudited) (continued)

FOUNDATION FUND (continued)

	Six Months Ended September 30, 2001		Year Ended March 31, 2001

	Shares	Amount	Shares	Amount

Class I
Shares sold	3,239,576	$54,230,464	6,433,543	$126,055,496
Shares issued in reinvestment of distributions	486,824	7,827,045	7,651,983	151,574,613
Shares redeemed	(7,736,324)	(128,464,252)	(14,389,416)	(282,080,400)
Shares issued in acquisition of Evergreen Capital Balanced Fund	0	0	1,575	31,754

Net decrease	(4,009,924)	(66,406,743)	(302,315)	(4,418,537)

Net increase (decrease)		($254,085,964)		$533,373,864

TAX STRATEGIC FOUNDATION FUND

	Six Months Ended September 30, 2001		Year Ended March 31, 2001

	Shares	Amount	Shares	Amount

Class A
Shares sold	63,730	$979,946	346,772	$5,714,654
Automatic conversion of Class B shares to Class A shares	16,334	253,007	34,073	543,823
Shares issued in reinvestment of distributions	34,551	512,934	75,441	1,221,104
Shares redeemed	(465,623)	(7,080,954)	(1,265,880)	(20,912,140)

Net decrease	(351,008)	(5,335,067)	(809,594)	(13,432,559)

Class B
Shares sold	109,795	1,681,684	502,306	8,216,182
Automatic conversion of Class B shares to Class A shares	(16,378)	(253,007)	(34,164)	(543,823)
Shares issued in reinvestment of distributions	57,100	846,762	128,685	2,083,557
Shares redeemed	(1,135,910)	(17,297,562)	(2,579,687)	(42,524,738)

Net decrease	(985,393)	(15,022,123)	(1,982,860)	(32,768,822)

Class C
Shares sold	84,589	1,286,540	296,206	4,912,278
Shares issued in reinvestment of distributions	9,360	138,554	22,800	368,558
Shares redeemed	(328,893)	(5,000,727)	(628,493)	(10,302,356)

Net decrease	(234,944)	(3,575,633)	(309,487)	(5,021,520)

Class I
Shares sold	4,890	74,165	5,556	90,717
Shares issued in reinvestment of distributions	1,859	27,735	4,538	73,819
Shares redeemed	(79,144)	(1,205,968)	(95,250)	(1,594,395)

Net decrease	(72,395)	(1,104,068)	(85,156)	(1,429,859)

Net decrease		($25,036,891)		($52,652,760)

7. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the six months ended September 30, 2001:

	Cost of Purchases		Proceeds from Sales

	U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government

Balanced Fund	$930,454,133	$692,893,988	$782,570,370	$895,628,526
Foundation Fund	1,287,469,491	648,827,896	1,400,610,507	846,625,742
Tax Strategic Foundation Fund	0	19,796,154	0	45,779,597

Combined Notes to Financial Statements (Unaudited) (continued)

The Funds loaned securities during the six months ended September 30, 2001 to certain brokers. At September 30, 2001, the value of securities on loan and the value of collateral (including accrued interest) in addition to the amount of income earned from securities lending during the six months ended September 30, 2001 were as follows:

	Value of Securities on Loan	Value of Collateral	Securities Lending Income

Balanced Fund	$0	$0	$26,621
Foundation Fund	41,455,316	41,512,263	1,510,136
Tax Strategic Foundation Fund	942,878	958,700	2,261

On September 30, 2001 the composition of unrealized appreciation and depreciation on securities based on the aggregate cost of securities for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Balanced Fund	$1,089,465,502	$55,293,463	$(60,871,188)	($5,577,725)
Foundation Fund	2,658,714,982	132,850,316	(110,548,311)	22,302,005
Tax Strategic Foundation Fund	201,862,485	22,248,020	(13,666,673)	8,581,347

As of March 31, 2001, Tax Strategic Foundation Fund had a capital loss carryover for federal income tax purposes of $155,004 expiring in 2008.

For income tax purposes, capital losses incurred after October 31 within a Fund’s fiscal year are deemed to arise on the first business day of the Fund’s following fiscal year. The Balanced Fund and Foundation Fund incurred and elected to defer post October losses of $11,445,153 and $10,330,005, respectively.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and their custodian, a portion of the fund expenses have been reduced. The amount of expense reductions received by each Fund and the impact of the total expense reductions on each Fund’s annualized expense ratio represented as a percentage of its average net assets were as follows:

	Total Expense Reductions	% of Average Net Assets

Balanced Fund	$16,204	0.00%
Foundation Fund	35,758	0.00%
Tax Strategic Foundation Fund	3,410	0.00%

9. DEFERRED TRUSTEES’ FEES

Each independent Trustee of each Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Funds and certain other Evergreen Funds share in a $725 million unsecured revolving credit commitment to temporarily finance the purchase or sale of securities for prompt delivery, including funding redemption of their shares, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the Funds are charged an annual commitment fee of 0.10% of the unused balance, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Securities, Inc. was paid a one-time arrangement fee of $150,000, which was charged to the Funds and also allocated pro rata.

Combined Notes to Financial Statements (Unaudited) (continued)

During the six months ended September 30, 2001, Balanced Fund and Tax Strategic Foundation Fund had average borrowings outstanding as follows:

	Average Borrowings Outstanding	Average Interest Rate	Interest Expense	Interest Expense as % of Average Daily Net Assets

Balanced Fund	$13,661	4.60%	$315	0.00%
Tax Strategic Foundation Fund	21,311	4.66%	495	0.01%

11. NEW ACCOUNTING PRONOUNCEMENT

As required, effective April 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, which amends certain accounting practices and disclosures, including amortization of premiums and accretion of discounts. Accordingly, the Funds began amortizing premium and accreting discount on all fixed-income securities. Prior to April 1, 2001, Foundation Fund and Tax Strategic Foundation Fund were already complying with the accounting practice of amortizing premiums and accreting discounts on fixed-income securities. Balanced Fund accreted discounts but did not amortize premiums on its fixed-income securities. The cumulative effect of this change in accounting policy relating to bonds held by the Funds prior to the effective date of the change are not considered significant to the financial statements of the Funds. There is no significant impact to current year financial statements as a result of adopting this accounting change.

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